INTERCREDITOR AGREEMENT

dated as of

May 4, 2018,

among

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as First Lien Representative,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second Lien Representative,

EACH ADDITIONAL FIRST LIEN OBLIGATIONS REPRESENTATIVE

and

EACH ADDITIONAL SECOND LIEN OBLIGATIONS REPRESENTATIVE

TABLE OF CONTENTS
Page

ARTICLE I
DEFINITIONS
SECTION 1.01.	Defined Terms	1
SECTION 1.02.	Terms Generally	14

ARTICLE II
LIEN PRIORITIES
SECTION 2.01.	Relative Priorities	15
SECTION 2.02.	Prohibition on Contesting Liens	15
SECTION 2.03.	Similar Liens and Agreements	16
SECTION 2.04.	No Separate Liens	16
SECTION 2.05.	Perfection of Liens	17
SECTION 2.06.	Certain Cash Collateral	17

ARTICLE III
ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL
SECTION 3.01.	Exercise of Rights and Remedies	18
SECTION 3.02.	No Interference	20
SECTION 3.03.	Rights as Unsecured Creditors	22
SECTION 3.04.	Automatic Release of Second Priority Liens	23
SECTION 3.05.	Insurance and Condemnation Awards	24

ARTICLE IV
PAYMENTS
SECTION 4.01.	Application of Proceeds	25
SECTION 4.02.	Payment Over	26
SECTION 4.03.	Certain Agreements with Respect to Invalid or Unenforceable Liens	26

ARTICLE V
BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

i

ARTICLE VI
INSOLVENCY OR LIQUIDATION PROCEEDINGS
SECTION 6.01.	Finance and Sale Matters	28
SECTION 6.02.	Relief from the Automatic Stay	31
SECTION 6.03.	Reorganization Securities	31
SECTION 6.04.	Post-Petition Interest	31
SECTION 6.05.	Certain Waivers by the Second Lien Secured Parties	32
SECTION 6.06.	Certain Voting Matters	32
SECTION 6.07.	Subordination Agreement	32

ARTICLE VII
OTHER AGREEMENTS
SECTION 7.01.	Matters Relating to Loan Documents	33
SECTION 7.02.	Effect of Refinancing of Indebtedness under Loan Documents	36
SECTION 7.03.	No Waiver by First Lien Secured Parties	37
SECTION 7.04.	Reinstatement	38
SECTION 7.05.	Further Assurances	38

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

ARTICLE IX
NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE
SECTION 9.01.	No Reliance; Information	39
SECTION 9.02.	No Warranties or Liability	39
SECTION 9.03.	Obligations Absolute	40

ARTICLE X
MISCELLANEOUS
SECTION 10.01.	Notices	41
SECTION 10.02.	Conflicts	41
SECTION 10.03.	Effectiveness; Survival	41
SECTION 10.04.	Severability	42
SECTION 10.05.	Amendments; Waivers	42

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ANNEXES

Annex I
-
Second Lien Security Documents Legends
Annex II
-
Form of Intercreditor Agreement Acknowledgement

iii

INTERCREDITOR AGREEMENT dated as of May 4, 2018 (this “Agreement”), among WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as collateral agent for the First Lien Lenders (as defined below) (in such capacity, the “First Lien Representative”), WILMINGTON TRUST, as collateral agent for the Second Lien Lenders (as defined below) (in such capacity, the “Second Lien Representative”), and each ADDITIONAL FIRST LIEN OBLIGATIONS REPRESENTATIVE and each ADDITIONAL SECOND LIEN OBLIGATIONS REPRESENTATIVE that, in each case, shall have become a party hereto pursuant to Section 10.05(b).

Reference is made to (a) the First Lien Credit and Guaranty Agreement dated as of May 4, 2018 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “First Lien Credit Agreement”), among Fusion Connect, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “First Lien Lenders”) and Wilmington Trust, as administrative agent and collateral agent, (b) the Second Lien Credit and Guaranty Agreement dated as of May 4, 2018 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Second Lien Credit Agreement” and, together with the First Lien Credit Agreement, the “Credit Agreements”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “Second Lien Lenders”) and Wilmington Trust, as administrative agent and collateral agent, (c) the First Lien Pledge and Security Agreement dated as of May 4, 2018 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “First Lien Pledge and Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the First Lien Representative, (d) the Second Lien Pledge and Security Agreement dated as of May 4, 2018 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Second Lien Pledge and Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto and the Second Lien Representative, and (e) the other Security Documents referred to in the Credit Agreements.

WHEREAS, the First Lien Lenders have agreed to make loans and other extensions of credit to the Borrower pursuant to the First Lien Credit Agreement on the condition, among others, that the First Lien Secured Obligations shall be secured by first priority Liens on, and security interests in, the Collateral.

WHEREAS, the Second Lien Lenders have agreed to make loans to the Borrower pursuant to the Second Lien Credit Agreement on the condition, among others, that the Second Lien Secured Obligations shall be secured by second priority Liens on, and security interests in, the Collateral.

WHEREAS, the Credit Agreements require, among other things, that the parties thereto set forth in this Agreement, among other things, their respective rights, obligations and remedies with respect to the Collateral.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01. Defined Terms.  As used in the Agreement (including the preliminary statements hereto), the following terms shall have the meanings specified below:

“Account(s)” means “accounts” as defined in Article 9 of the Uniform Commercial Code and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

“Account Debtor” means any Person that is or that may become obligated to any Grantor under, with respect to or on account of an Account or a “payment intangible” as defined in Article 9 of the Uniform Commercial Code.

“Additional First Lien Obligations” means Indebtedness of the Grantors incurred following the date of this Agreement (together with all obligations in respect of such Indebtedness, including all principal, premium, interest, fees, attorney’s fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any Additional First Lien Obligations Agreement (including, in each case, any such Additional First Lien Obligations arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such Additional First Lien Obligations or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law) to the extent (a) such Indebtedness and such obligations in respect of such Indebtedness are permitted by the terms of the First Lien Credit Agreement, the Second Lien Credit Agreement, each Additional Second Lien Obligations Agreement then in effect and each other Additional First Lien Obligations Agreement then in effect to be secured by Liens on the Collateral ranking pari passu in priority with the First Priority Liens and the Liens on the Collateral securing other Additional First Lien Obligations (without regard to the control of remedies) and senior in priority to the Second Priority Liens and to the Liens on the Collateral securing any Additional Second Lien Obligations, (b) the Grantors have granted Liens on the Collateral to secure such Indebtedness and such obligations in respect of such Indebtedness (it being agreed that First Lien Secured Obligations incurred or issued after the date hereof (i) under the First Lien Loan Documents, (ii) in respect of “Specified Hedge Obligations” (as defined in the First Lien Credit Agreement) and (iii) in respect of “Specified Cash Management Services Obligations” (as defined in the First Lien Credit Agreement) shall not constitute Additional First Lien Obligations) and (c) neither any Grantor nor any Affiliate thereof has granted any Lien on any property, asset, right or interest other than the Collateral to secure such Indebtedness unless the First Lien Secured Obligations incurred or issued (i) under the First Lien Loan Documents, (ii) in respect of “Specified Hedge Obligations” (as defined in the First Lien Loan Documents) and (iii) in respect of “Specified Cash Management Services Obligations” (as defined in the First Lien Credit Agreement) have been secured by a pari passu Lien granted by such Grantor or Affiliate on such other property, asset, right or interest.

“Additional First Lien Obligations Agreement” means the indenture, credit agreement or other definitive agreement under which any Additional First Lien Obligations are incurred.

“Additional First Lien Obligations Representative” means any Person appointed to act as trustee, collateral agent or a similar representative for the holders of Additional First Lien Obligations pursuant to any Additional First Lien Obligations Agreement.

“Additional Second Lien Obligations” means Indebtedness of the Grantors incurred following the date of this Agreement (together with all obligations in respect of such Indebtedness, including all principal, premium, interest, fees, attorney’s fees, costs, charges, expenses, reimbursement obligations, indemnities, guarantees, and all other amounts payable under or secured by any Additional Second Lien Obligations Agreement (including, in each case, any such Additional Second Lien Obligations arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such Additional Second Lien Obligations or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law) to the extent (a) such Indebtedness and such obligations in respect of such Indebtedness are permitted by the terms of the First Lien Credit Agreement, the Second Lien Credit Agreement, each Additional First Lien Obligations Agreement then in effect and each other Additional Second Lien Obligations Agreement then in effect to be secured by Liens on the Collateral ranking junior in priority to the First Priority Liens and to the Liens on the Collateral securing Additional First Lien Obligations and pari passu in priority to the Second Priority Liens and to the Liens on the Collateral securing any Additional Second Lien Obligations (without regard to the control of remedies) and (b) the Grantors have granted Liens on the Collateral to secure such Indebtedness and such obligations in respect of such Indebtedness (it being agreed that Second Lien Secured Obligations incurred or issued after the date hereof under the Second Lien Loan Documents shall not constitute Additional Second Lien Obligations).

“Additional Second Lien Obligations Agreement” means the indenture, credit agreement or other definitive agreement under which any Additional Second Lien Obligations are incurred.

“Additional Second Lien Obligations Representative” means any Person appointed to act as trustee, collateral agent or a similar representative for the holders of Additional Second Lien Obligations pursuant to any Additional Second Lien Obligations Agreement.

“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

“Borrower” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Business Day” means any day other than a Saturday or Sunday, a day that is a legal holiday under the laws of the State of New York or a day on which banking institutions located in such State are authorized or required by law to remain closed.

“Capped First Lien Loan Document Obligations” means First Lien Loan Document Obligations (or any Refinancing thereof constituting New First Lien Obligations in accordance with the provisions of Section 7.02(a)) in the form of (a) the principal amount of loans outstanding under the First Lien Credit Agreement (or under any Refinancing thereof constituting New First Lien Obligations in accordance with the provisions of Section 7.02(a)) and (b) the “Letter of Credit Usage” (as defined in the First Lien Credit Agreement) (or any comparable successor term) outstanding under the First Lien Credit Agreement (or under any Refinancing thereof constituting New First Lien Obligations in accordance with the provisions of Section 7.02(a)). For the avoidance of doubt, Capped First Lien Loan Document Obligations shall not include First Lien Secured Obligations in respect of “Hedge Agreements” (as defined in the First Lien Credit Agreement) (or any comparable successor term) and the First Lien Secured Cash Management Obligations or, in each case, any comparable successor terms under any indenture, credit agreement or other definitive agreement evidencing any Refinancing of the First Lien Secured Obligations constituting New First Lien Obligations in accordance with the provisions of Section 7.02(a).

“Collateral” means the First Lien Collateral and the Second Lien Collateral.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Agreements” has the meaning assigned to such term in the preliminary statement of this Agreement.

“DIP Financing” has the meaning assigned to such term in Section 6.01(a).

“DIP Financing Liens” has the meaning assigned to such term in Section 6.01(a).

“Discharge of Excess First Lien Obligations” means, subject to Sections 7.02(a) and 7.04, (a) payment in full in cash or immediately available funds of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on the Excess First Lien Obligations, (b) payment in full in cash or immediately available funds of all other Excess First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (excluding, for the avoidance of doubt, contingent expense reimbursement and indemnification obligations that are not yet due and payable), (c) cancellation of or the entry into arrangements satisfactory to the First Lien Representative and the applicable Issuing Bank (as defined in the First Lien Credit Agreement) with respect to all letters of credit issued and outstanding under the First Lien Credit Agreement that constitute Excess First Lien Obligations and (d) termination or expiration of all commitments to lend and all obligations to issue or extend letters of credit under the First Lien Credit Agreement that constitute Excess First Lien Obligations.

“Discharge of First Lien Loan Document Obligations” means, subject to Sections 7.02(a) and 7.04, (a) payment in full in cash or immediately available funds of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on the First Lien Loan Document Obligations, (b) payment in full in cash or immediately available funds of all other First Lien Loan Document Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (excluding, for the avoidance of doubt, contingent expense reimbursement and indemnification obligations that are not yet due and payable), (c) cancellation of or the entry into arrangements satisfactory to the First Lien Representative and the applicable Issuing Bank (as defined in the First Lien Credit Agreement) with respect to all letters of credit issued and outstanding under the First Lien Credit Agreement and (d) termination or expiration of all commitments to lend and all obligations to issue or extend letters of credit under the First Lien Credit Agreement.

“Discharge of First Lien Secured Obligations” means, subject to Sections 7.02(a) and 7.04, the occurrence of (a) the Discharge of First Lien Loan Document Obligations, (b) cancellation of or the entry into arrangements satisfactory to the First Lien Representative and each applicable hedging counterparty with respect to all obligations under Hedge Agreements (as defined in the First Lien Credit Agreement) that constitute First Lien Secured Obligations, (c) payment in full in cash or immediately available funds of all First Lien Secured Cash Management Obligations that constitute First Lien Secured Obligations, (d) payment in full in cash or immediately available funds of all other First Lien Secured Obligations that are due and payable or otherwise accrued and owing at or prior to the time the foregoing payments are made (excluding, in the case of this clause (d), contingent expense reimbursement and indemnification obligations that are not yet due and payable) and (e) adequate provision reasonably satisfactory to the applicable First Lien Secured Parties having been made for any contingent or unliquidated First Lien Secured Obligations related to claims, causes of action or liabilities that have theretofore been asserted in writing by the First Lien Secured Parties and for which reimbursement or indemnification is required under the First Lien Loan Documents.

“Discharge of Second Lien Secured Obligations” means, subject to Section 7.02(b), (a) payment in full in cash or immediately available funds of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) and premium, if any, on the Second Lien Secured Obligations, (b) payment in full in cash or immediately available funds of all other Second Lien Secured Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (excluding, for the avoidance of doubt, contingent expense reimbursement and indemnification obligations that are not yet due and payable) and (c) adequate provision reasonably satisfactory to the applicable Second Lien Secured Parties having been made for any contingent or unliquidated Second Lien Secured Obligations related to claims, causes of action or liabilities that have theretofore been asserted in writing by the Second Lien Secured Parties and for which reimbursement or indemnification is required under the Second Lien Loan Documents.

“Disposition” means any sale, lease, exchange, transfer or other disposition. “Dispose” has a correlative meaning.

“Enforcement Action” means any action under applicable law to: (a) foreclose, execute, levy or collect on, take possession or control of, sell or otherwise realize upon (judicially or non-judicially), or lease, license or otherwise exercise or enforce remedial rights with respect to Collateral (including by way of set-off, notification of a public or private sale or other disposition under the Uniform Commercial Code or other applicable law, notification to Account Debtors, notification to third parties under control agreements, or exercise of rights under landlord or bailee consents or similar arrangements, if applicable), (b) solicit bids from third parties to conduct the liquidation or Disposition of any Collateral, or, solely to the extent such action is not a Second Lien Permitted Action, to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of marketing, promoting and selling any Collateral, (c) to credit bid in respect of any Collateral in satisfaction of Indebtedness or other First Lien Secured Obligations or Second Lien Secured Obligations secured thereby or (d) to otherwise enforce a security interest or exercise another right or remedy as a secured creditor pertaining to any Collateral (other than, to the extent the Grantors fail to perform any action required under any protective covenant relating to the Collateral under any Security Document, the performance thereof by the First Lien Representative or the Second Lien Representative, in each case to the extent permitted by the applicable Security Documents) at law, in equity or pursuant to the First Lien Loan Documents or Second Lien Loan Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral, including seeking relief from or modification of an automatic stay or any other stay in an Insolvency or Liquidation Proceeding, to facilitate the actions described in the preceding clause (a), (b) or (c), and exercising voting rights in respect of Equity Interests comprising Collateral).

“Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or acquire any of the foregoing (other than, prior to the date of such conversion, Indebtedness that is convertible into any such Equity Interests).

“Excess First Lien Obligations” means the sum of (a) the portion of the Capped First Lien Loan Document Obligations that is in excess of the Maximum First Lien Principal Amount, plus (b) without duplication, unpaid interest and fees solely to the extent accrued with respect to such portion of the Capped First Lien Loan Document Obligations.

“Excess Second Lien Obligations” means the sum of (a) the portion of principal of the Second Lien Secured Obligations that is in excess of the Maximum Second Lien Principal Amount, plus (b) without duplication, unpaid interest and fees solely to the extent accrued with respect to such portion of the Second Lien Secured Obligations.

“First Lien Collateral” means all “Collateral”, as defined in the First Lien Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject, or purported under the terms of any First Lien Security Document to be made subject, to any Lien securing any First Lien Secured Obligations.

“First Lien Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Loan Documents” means the “Credit Documents”, as defined in the First Lien Credit Agreement.

“First Lien Loan Document Obligations” means the “Obligations”, as defined in the First Lien Credit Agreement, set forth in clause (a) of the definition of such term in the First Lien Credit Agreement (including any such “Obligations” arising or accruing under Section 2.1, 2.2, 2.3, 2.23, 2.24 or 2.25 of the First Lien Credit Agreement or during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such “Obligations” or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law. Notwithstanding the foregoing, for all purposes under this Agreement (other than the definition of “Capped First Lien Loan Document Obligations”), Excess First Lien Obligations shall not be included in the First Lien Loan Document Obligations.

“First Lien Mortgages” means, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which a Lien on real property is granted to secure any First Lien Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“First Lien Pledge and Security Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“First Lien Refinancing Notice” has the meaning assigned to such term in Section 7.02(a).

“First Lien Representative” has the meaning assigned to such term in the preamble to this Agreement.

“First Lien Required Lenders” means the “Requisite Lenders”, as defined in the First Lien Credit Agreement.

“First Lien Secured Cash Management Obligations” means the “Specified Cash Management Services Obligations”, as defined in the First Lien Credit Agreement (including any such “Specified Cash Management Services Obligations” arising or accruing during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such “Specified Cash Management Services Obligations” or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law.

“First Lien Secured Obligations” means the “Secured Obligations”, as defined in the First Lien Pledge and Security Agreement (including any such “Secured Obligations” arising or accruing under Section 2.1, 2.2, 2.3, 2.23, 2.24 or 2.25 of the First Lien Credit Agreement or during the pendency of any Insolvency or Liquidation Proceeding), notwithstanding that any such “Secured Obligations” or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law. Notwithstanding the foregoing, for all purposes under this Agreement (other than the definition of “First Priority Liens” and Sections 3.02(a)(vii), 6.03, 9.01 and 10.13), Excess First Lien Obligations shall not be included in the First Lien Secured Obligations.

“First Lien Secured Parties” means the “Secured Parties”, as defined in the First Lien Pledge and Security Agreement.

“First Lien Security Documents” means the “Collateral Documents”, as defined in the First Lien Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted to secure any First Lien Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“First Priority Liens” means all Liens on the First Lien Collateral securing the First Lien Secured Obligations, whether created under the First Lien Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“Governmental Authority” means any federal, state, municipal, national, supranational or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity, officer or examiner exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the United States of America, any State thereof or the District of Columbia or a foreign entity or government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).

“Grantors” means the Borrower, each other Guarantor and each other Person that shall have created or purported to create any First Priority Lien or any Second Priority Lien on all or any part of its assets to secure any First Lien Secured Obligations or any Second Lien Secured Obligations.

“Guarantors” means the Borrower and each Subsidiary that has guaranteed, or that may from time to time hereafter guarantee, the First Lien Secured Obligations or the Second Lien Secured Obligations, whether by executing and delivering the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable, a counterpart agreement thereto or otherwise.

“Indebtedness” means and includes all obligations that constitute “Indebtedness”, as defined in the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a trustee, examiner, custodian, receiver, liquidator or similar official for any Grantor or for all or a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor, or (d) a general assignment for the benefit of creditors by any Grantor.

“Lien” means any lien, mortgage, pledge, assignment, security interest, hypothecation, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, and any lease or license in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Loan Documents” means the First Lien Loan Documents and the Second Lien Loan Documents.

“Maximum First Lien Principal Amount” means the sum of (a) the excess of (i) 110% of the amount equal to the sum of (A) $595,000,000 plus (B) the aggregate amount of “Incremental Commitments” (as defined in the First Lien Credit Agreement) (or any comparable successor term) established from time to time under Section 2.23 of the First Lien Credit Agreement (or any comparable successor provision) or pursuant to any comparable successor provisions in any Refinancing thereof, in each case, to the extent (1) if the establishment of such Incremental Commitments (or any comparable successor term) is conditioned upon the absence of any event of default under the First Lien Credit Agreement (or any event of default under any Refinancing thereof), no such event of default (or event of default under any such Refinancing) shall have occurred and be continuing at the time of establishment of such Incremental Commitments (or any comparable successor term) (it being understood and agreed that any such event of default (or event of default under any such Refinancing) may be waived prior to the establishment of such Incremental Commitments (or any comparable successor term)) and (2) such First Lien Credit Agreement provisions and such comparable successor provisions, taken as a whole, do not permit an aggregate amount of such Incremental Commitments (or any such comparable successor term) in excess of the amount that would have been permitted to be established as Incremental Commitments under such First Lien Credit Agreement provisions as in effect on the date hereof, it being understood that any such Incremental Commitments (or any such comparable successor term) established as permitted under such First Lien Credit Agreement provisions as in effect on the date hereof (or as permitted pursuant to such comparable successor provisions, subject to the foregoing limitations in this definition on the amount thereof) shall be included in the Maximum First Lien Principal Amount under this clause (B) whether or not such Incremental Commitments shall have subsequently terminated or been Refinanced and whether or not any financial ratio tests the satisfaction of which were a condition to such establishment continue to be satisfied on the date of determination of “Maximum First Lien Principal Amount” so long as such financial ratio tests were satisfied as of the time set forth in such condition, over (ii) the sum of (A) the aggregate principal amount of all repayments and prepayments of term loans outstanding under the First Lien Credit Agreement or under any Refinancing thereof that are First Lien Loan Document Obligations actually made from and after the date hereof, (B) permanent reductions of commitments under the revolving credit facility provided for in the First Lien Credit Agreement or in any Refinancing thereof actually made from and after the date hereof (excluding any permanent reductions of such commitments resulting from the commencement of any Insolvency or Liquidation Proceeding or resulting from the exercise by any or all of the First Lien Secured Parties of their right to reduce or terminate such commitments following the occurrence and during the continuance of any event of default under the First Lien Credit Agreement (or any event of default under any Refinancing thereof), but only if the principal amount of revolving credit loans shall have been prepaid and any “Letter of Credit Usage” (as defined in the First Lien Credit Agreement) (or any comparable successor term) shall have been reduced (and all accrued and unpaid interest and fees in respect thereof have been paid in full), in each case, to the extent required in order for the sum thereof not to exceed the revolving credit commitments as so reduced and (C) permanent reductions of unfunded commitments under any incremental term loan facility provided for in the First Lien Credit Agreement or in any Refinancing thereof actually made from and after the date hereof, and excluding, in the case of each of clauses (A), (B) and (C) above, repayments, prepayments and reductions in connection with a Refinancing thereof or a “roll-up” of such First Lien Loan Document Obligations (or such Refinancing thereof) or such revolving credit commitments in connection with a DIP Financing, plus (b) the sum, without duplication, of (i) the aggregate amount of all interest, fees and premiums, in each case, accrued in respect of or attributable to any First Lien Loan Document Obligations that has been paid in-kind or capitalized and (ii) the aggregate amount of all interest, fees and premium (if any) in respect of or attributable to any First Lien Loan Document Obligations that are included in the principal amount of any Refinancing thereof, any original issue discount applicable to any such Refinancing and any fees (including upfront fees), costs and expenses relating to such Refinancing. It is understood and agreed that any Incremental Commitments (or any such comparable successor term) that are established by the First Lien Lenders in good faith in reliance on any written determination or certification by or on behalf of the Borrower or the other Grantors that any financial ratio test or other condition (including as to the absence of any event of default) to the establishment thereof has been satisfied shall be included under clause (a)(i)(B) above even if subsequently to the establishment thereof it shall be determined that such written determination or certification was inaccurate and such financial ratio test or other condition was not in fact satisfied.

“Maximum Second Lien Principal Amount” means the sum of (a) the excess of (i) 110% of the amount equal to the sum of (A) $85,000,000 plus (B) the aggregate amount of “Incremental Commitments” (as defined in the Second Lien Credit Agreement) (or any comparable successor term) established from time to time under Section 2.23 of the Second Lien Credit Agreement (or any comparable successor provision) or pursuant to any comparable successor provisions in any Refinancing thereof, in each case, to the extent (1) if the establishment of such Incremental Commitments (or any comparable successor term) is conditioned upon the absence of any event of default under the Second Lien Credit Agreement (or any event of default under any Refinancing thereof), no such event of default (or event of default under any such Refinancing) shall have occurred and be continuing at the time of establishment of such Incremental Commitments (or any comparable successor term) (it being understood and agreed that any such event of default (or event of default under any such Refinancing) may be waived prior to the establishment of such Incremental Commitments (or any comparable successor term)) and (2) such Second Lien Credit Agreement provisions and such comparable successor provisions, taken as a whole, do not permit an aggregate amount of such Incremental Commitments (or any such comparable successor term) in excess of the amount that would have been permitted to be established as Incremental Commitments under such Second Lien Credit Agreement provisions as in effect on the date hereof, it being understood that any such Incremental Commitments (or any such comparable successor term) established as permitted under such Second Lien Credit Agreement provisions as in effect on the date hereof (or as permitted pursuant to such comparable successor provisions, subject to the foregoing limitations in this definition on the amount thereof) shall be included in the Maximum Second Lien Principal Amount under this clause (B) whether or not such Incremental Commitments shall have subsequently terminated or been Refinanced and whether or not any financial ratio tests the satisfaction of which were a condition to such establishment continue to be satisfied on the date of determination of “Maximum Second Lien Principal Amount” so long as such financial ratio tests were satisfied as of the time set forth in such condition, over (ii) the sum of (A) the aggregate principal amount of all repayments and prepayments of term loans outstanding under the Second Lien Credit Agreement or under any Refinancing thereof that are Second Lien Secured Obligations actually made from and after the date hereof and (B) permanent reductions of unfunded commitments under any incremental term loan facility provided for in the Second Lien Credit Agreement or in any Refinancing thereof actually made from and after the date hereof, and excluding, in the case of each of clauses (A) and (B) above, repayments, prepayments and reductions in connection with a Refinancing thereof or a “roll-up” of such Second Lien Secured Obligations (or such Refinancing thereof) in connection with a DIP Financing, plus (b) the sum, without duplication, of (i) the aggregate amount of all interest, fees and premiums, in each case, accrued in respect of or attributable to any Second Lien Secured Obligations that has been paid in-kind or capitalized and (ii) the aggregate amount of all interest, fees and premium (if any) in respect of or attributable to any Second Lien Secured Obligations that are included in the principal amount of any Refinancing thereof, any original issue discount applicable to any such Refinancing and any fees (including upfront fees), costs and expenses relating to such Refinancing. It is understood and agreed that any Incremental Commitments (or any such comparable successor term) that are established by the Second Lien Lenders in good faith in reliance on any written determination or certification by or on behalf of the Borrower or the other Grantors that any financial ratio test or other condition (including as to the absence of any event of default) to the establishment thereof has been satisfied shall be included under clause (a)(i)(B) above even if subsequently to the establishment thereof it shall be determined that such written determination or certification was inaccurate and such financial ratio test or other condition was not in fact satisfied.

“New First Lien Loan Documents” has the meaning assigned to such term in Section 7.02(a).

“New First Lien Obligations” has the meaning assigned to such term in Section 7.02(a).

“New First Lien Representative” has the meaning assigned to such term in Section 7.02(a).

“New Second Lien Loan Documents” has the meaning assigned to such term in Section 7.02(b).

“New Second Lien Obligations” has the meaning assigned to such term in Section 7.02(b).

“New Second Lien Representative” has the meaning assigned to such term in Section 7.02(b).

“Officer’s Certificate” has the meaning assigned to such term in Section 10.15.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, limited liability partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Pledged or Controlled Collateral” means Collateral as to which perfection can be accomplished by the possession or control (as such term is defined in the Uniform Commercial Code) of such Collateral or of any account in which such Collateral is held.

“Proceeds” means (a) all “proceeds” as defined in Article 9 of the Uniform Commercial Code and (b) whatever is recovered when Collateral is sold, exchanged, collected, or Disposed of, whether voluntarily or involuntarily, including any additional or replacement collateral provided during any Insolvency or Liquidation Proceeding and any payment or property received in any Insolvency or Liquidation Proceeding under Section 1129 of the Bankruptcy Code on account of any “secured claim” (within the meaning of Section 506(b) of the Bankruptcy Code or similar Bankruptcy Law).

“Purchase” has the meaning assigned to such term in Section 3.01(d).

“Purchase Event” means the occurrence of any of the following: (a) receipt by the Second Lien Representative of written notice from the First Lien Representative that the Indebtedness then outstanding under the First Lien Credit Agreement has been accelerated, (b) the commencement of an Insolvency or Liquidation Proceeding with respect to any Grantor, (c) the exercise of remedies following an event of default under the applicable First Lien Loan Documents undertaken by any First Lien Representative or any First Lien Secured Party against any material portion of the Collateral under the First Lien Loan Documents or (d) an event of default under any First Lien Loan Document as a result of any Grantor’s failure to pay any principal or interest in respect of First Lien Secured Obligations when due and such failure to pay remains unremedied and event of default remains unwaived for a period of 30 days.

“Purchase Notice” means an irrevocable notice delivered by the Second Lien Representative indicating the intention of the applicable Second Lien Secured Parties to exercise the purchase option under Section 3.01(d) and setting forth the date of the intended purchase, which shall be (a) not fewer than five days, nor more than 10 days, after the delivery of such notice to the First Lien Representative and (b) not more than 30 days after (i) the Second Lien Representative received written notice from the First Lien Representative of any Purchase Event set forth in clause (a), (c) or (d) of the definition thereof or (ii) the occurrence of any Purchase Event set forth in clause (b) of the definition thereof.

“Recovery” has the meaning assigned to such term in Section 7.04.

“Refinance” means, in respect of any Indebtedness or commitment, to refinance, extend, renew, restructure or replace or to issue other Indebtedness or commitment in exchange or replacement for, such Indebtedness or commitment, in whole or in part. “Refinanced” and “Refinancing” have correlative meanings.

“Release” has the meaning assigned to such term in Section 3.04.

“Reorganization Securities” has the meaning assigned to such term in Section 6.03.

“Representatives” means the First Lien Representative and the Second Lien Representative.

“Second Lien Collateral” means all “Collateral”, as defined in the Second Lien Credit Agreement, and any other assets of any Grantor now or at any time hereafter subject, or purported under the terms of any Second Lien Security Document to be made subject, to any Lien securing any Second Lien Secured Obligations.

“Second Lien Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Loan Documents” means the “Credit Documents”, as defined in the Second Lien Credit Agreement.

“Second Lien Mortgages” means, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Second Lien Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“Second Lien Permitted Actions” has the meaning assigned to such term in Section 3.01(a).

“Second Lien Pledge and Security Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Second Lien Refinancing Notice” has the meaning assigned to such term in Section 7.02(b).

“Second Lien Representative” has the meaning assigned to such term in the preamble to this Agreement.

“Second Lien Required Lenders” means the “Requisite Lenders”, as defined in the Second Lien Credit Agreement.

“Second Lien Secured Obligations” means the “Secured Obligations”, as defined in the Second Lien Pledge and Security Agreement (including any such “Secured Obligations” arising or accruing under Section 2.1, 2.23, 2.24 or 2.25 of the Second Lien Credit Agreement or during the pendency of any Insolvency or Liquidation Proceeding) (or any Refinancing thereof constituting New Second Lien Obligations in accordance with the provisions of Section 7.02(b)) notwithstanding that any such “Secured Obligations” or claims therefor shall be disallowed, voided or subordinated in any Insolvency or Liquidation Proceeding or under any Bankruptcy Law or other applicable law.

“Second Lien Secured Parties” means the “Secured Parties”, as defined in the Second Lien Pledge and Security Agreement.

“Second Lien Security Documents” means the “Collateral Documents”, as defined in the Second Lien Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted to secure any Second Lien Secured Obligations or under which rights or remedies with respect to any such Lien are governed.

“Second Priority Liens” means all Liens on the Second Lien Collateral securing the Second Lien Secured Obligations, whether created under the Second Lien Security Documents or acquired by possession, statute (including any judgment lien), operation of law, subrogation or otherwise.

“Secured Parties” means the First Lien Secured Parties and the Second Lien Secured Parties, or any one of them.

“Security Documents” means the First Lien Security Documents and the Second Lien Security Documents.

“Standstill Period” has the meaning assigned to such term in Section 3.02(a).

“Subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in conformity with United States generally accepted accounting principles as of such date and (b) any other Person of which Equity Interests representing more than 50% of the equity value or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, by the parent or one or more Subsidiaries of the parent or by the parent and one or more Subsidiaries of the parent. Unless otherwise specified, all references herein to Subsidiaries shall be deemed to refer to Subsidiaries of the Borrower.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

“Wilmington Trust” has the meaning assigned to such term in the preamble to this Agreement.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real and personal, tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply), and all judgments, orders, writs and decrees, of all Governmental Authorities. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document (including this Agreement and the Loan Documents) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to (i) any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein), (ii) the Borrower or any other Grantor shall be construed to include the Borrower or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, and (iii) in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof and (e) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement.

ARTICLE II
LIEN PRIORITIES

SECTION 2.01. Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any Second Priority Lien or any First Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any Security Document or any other Loan Document or any other circumstance whatsoever, the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, and the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, hereby agrees that so long as the Discharge of First Lien Secured Obligations has not occurred, (a) any First Priority Lien now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens, and the First Priority Liens shall be and remain senior in right, priority, operation, effect and all other respects to any Second Priority Liens for all purposes, whether or not any First Priority Liens are subordinated in any respect to any other Lien securing any other obligation of the Borrower, any other Grantor or any other Person and (b) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens; provided that, so long as the Discharge of Second Lien Secured Obligations (other than Excess Second Lien Obligations) has not occurred, any Lien on the Collateral securing any Excess First Lien Obligations now or hereafter held by or on behalf of any First Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Liens on the Collateral securing any of the Second Lien Secured Obligations (other than any Excess Second Lien Obligations); provided further that, so long as the Discharge of Excess First Lien Obligations has not occurred, any Lien on the Collateral securing any Excess Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all Liens on the Collateral securing any of the Excess First Lien Obligations.

SECTION 2.02. Prohibition on Contesting Liens. Each of the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will not, and hereby waives any right to, contest or join or otherwise support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the existence, validity, enforceability, perfection or priority of any Second Priority Lien or any First Priority Lien, as the case may be; provided that (a) nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Representative or any other First Lien Secured Party to enforce this Agreement, including the priority of the Liens securing the First Lien Secured Obligations or the provisions for exercise of remedies, and (b) nothing in this Agreement shall be construed to prevent or impair the rights of the Second Lien Representative or any other Second Lien Secured Party to enforce this Agreement.

SECTION 2.03. Similar Liens and Agreements. The parties hereto acknowledge and agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree:

(a) to cooperate in good faith in order to determine, upon any reasonable request in writing by the First Lien Representative or the Second Lien Representative, the specific assets included in the First Lien Collateral and the Second Lien Collateral, the steps taken to perfect the First Priority Liens and the Second Priority Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Loan Documents; and

(b) that the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the First Lien Collateral and the First Priority Liens, other than with respect to the first priority and second priority nature of the Liens created or evidenced thereunder, the identity of the Secured Parties that are parties thereto or secured thereby and other matters contemplated by this Agreement.

SECTION 2.04. No Separate Liens. The parties hereto agree that, so long as the Discharge of First Lien Secured Obligations has not occurred, (a) neither the Second Lien Representative nor any other Second Lien Secured Party shall acquire or hold, or accept from any Grantor or any of its Subsidiaries, any Lien on any asset or property of any Grantor or any of its Subsidiaries (and none of the Grantors shall, or shall permit any of its Subsidiaries to, grant any such Lien) securing any Second Lien Secured Obligations unless such asset or property is also subject to a Lien securing the First Lien Secured Obligations and (b) neither the First Lien Representative nor any other First Lien Secured Party shall acquire or hold, or accept from any Grantor or any of its Subsidiaries, any Lien on any asset or property of any Grantor or any of its Subsidiaries (and none of the Grantors shall, or shall permit any of its Subsidiaries to, grant any such Lien) securing any First Lien Secured Obligations unless such asset or property is also subject to a Lien securing the Second Lien Secured Obligations (including on account of the agreements of the First Lien Representative pursuant to Article V hereof), with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to any Secured Party hereunder, the Second Lien Representative agrees, for itself and on behalf of the other Second Lien Secured Parties, that any amounts received by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien acquired, held, accepted or granted in contravention of this Section 2.04 shall be subject to Section 4.02.

SECTION 2.05. Perfection of Liens. Except for the agreements of the First Lien Representative and the Second Lien Representative pursuant to Article V hereof, (a) none of the First Lien Representative and the other First Lien Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Representative or the other Second Lien Secured Parties and (b) none of the Second Lien Representative and the other Second Lien Secured Parties shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the First Lien Representative or the other First Lien Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as among the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on either Representative or the other Secured Parties represented by such Representative any obligations in respect of the disposition of Proceeds of any Collateral which would conflict with any prior perfected claims in such Proceeds in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

SECTION 2.06. Certain Cash Collateral. Notwithstanding anything in this Agreement or any other First Lien Loan Document or Second Lien Loan Document to the contrary, collateral consisting of cash and cash equivalents pledged to secure First Lien Loan Document Obligations under any First Lien Loan Document consisting of reimbursement obligations in respect of letters of credit issued thereunder shall be applied as specified in the relevant First Lien Loan Document and will not constitute Collateral (or First Lien Collateral or Second Lien Collateral) hereunder.

ARTICLE III
ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL

SECTION 3.01. Exercise of Rights and Remedies. (a) So long as the Discharge of First Lien Secured Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced, the First Lien Representative and the other First Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to the Collateral (including making determinations regarding the release, Disposition or restrictions with respect to the Collateral), or to commence or seek to commence and maintain or seek to maintain any Enforcement Action, in each case, without any consultation with or the consent of the Second Lien Representative or any other Second Lien Secured Party; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any Second Lien Secured Party may file a proof of claim or statement of interest with respect to the Second Lien Secured Obligations and vote on a plan of reorganization (including a vote to accept or reject a plan of partial or complete liquidation, reorganization, arrangement, composition or extension), in each case, to the extent not in contravention of the terms of this Agreement; provided that no Second Lien Secured Party shall be a petitioning creditor or otherwise make any filing or take any action (or join any other Person in making any filing or taking any action) to commence any Insolvency or Liquidation Proceeding; (ii) the Second Lien Representative may take any action to preserve or protect the validity, enforceability and perfection of the Second Priority Liens (but not to enforce such Liens), provided that no such action is, or could reasonably be expected to be, (A) adverse to the First Priority Liens or the rights of the First Lien Representative or any other First Lien Secured Party to exercise remedies in respect thereof or (B) otherwise in contravention of the terms of this Agreement, including the automatic release of the Second Priority Liens provided in Section 3.04; (iii) the Second Lien Secured Parties may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance, subordination or recharacterization of the claims of any of the Second Lien Secured Parties, including any claims secured by the Collateral, or the avoidance or subordination of any Second Priority Lien (other than pursuant to the terms of this Agreement) or otherwise make any agreements or file any motions pertaining to the Second Lien Secured Obligations or the Second Priority Liens, in each case, to the extent not in contravention of the terms of this Agreement; (iv) the Second Lien Secured Parties may exercise rights and remedies available to unsecured creditors to the extent (and only to the extent) provided in Section 3.03; (v) the Second Lien Secured Parties may join (but not exercise any control over) a judicial foreclosure or Lien enforcement proceeding with respect to the Collateral initiated by the First Lien Representative, to the extent that such action does not, and could not reasonably be expected to, materially interfere with any Enforcement Action by the First Lien Secured Parties and otherwise is not in contravention of the terms of this Agreement, it being further agreed that no Second Lien Secured Party may receive any Proceeds thereof unless expressly permitted herein; (vi) the Second Lien Secured Parties may bid for or purchase any Collateral at any public, private or judicial foreclosure upon such Collateral initiated by the First Lien Representative, or any sale of any Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Secured Obligations unless the proceeds of such bid are otherwise sufficient to cause the Discharge of First Lien Secured Obligations; (vii) subject to Section 3.02(a), the Second Lien Representative and the other Second Lien Secured Parties may commence or seek to commence, and maintain or seek to maintain, any Enforcement Action after the termination of the Standstill Period; (viii) the Second Lien Representative may inspect or appraise the Collateral so long as such actions do not interfere with, hinder or delay, in any manner, any enforcement or exercise of any rights or remedies of the First Lien Secured Parties under the First Lien Loan Documents or this Agreement and otherwise are not in contravention of the terms of this Agreement; (ix) the Second Lien Secured Parties may seek or commence an action to obtain specific performance or injunctive relief to compel a Grantor to comply with the delivery of financial information, the further assurances regarding perfection of Liens and the maintenance of insurance covenants under the Second Lien Loan Documents, to the extent such action is not an Enforcement Action, does not seek to enjoin a Disposition of Collateral consented to or approved by the First Lien Representative and otherwise is not in contravention of the terms of this Agreement; (x) the Second Lien Secured Parties may accelerate the Indebtedness under the Second Lien Loan Documents in accordance with the terms thereof; and (xi) the Second Lien Secured Parties may take any action or exercise any right to the extent (and only to the extent) provided in Article VI (the permitted actions described in clauses (i) through (xi) are collectively referred to herein as the “Second Lien Permitted Actions”). Except for the Second Lien Permitted Actions, unless and until the Discharge of First Lien Secured Obligations has occurred, the sole right of the Second Lien Representative and the other Second Lien Secured Parties with respect to the Collateral shall be to receive the Proceeds of the Collateral, if any, remaining after the Discharge of First Lien Secured Obligations has occurred and in accordance with the Second Lien Loan Documents and applicable law.

(b) In exercising rights and remedies with respect to the Collateral, the First Lien Representative and the other First Lien Secured Parties may enforce the provisions of the First Lien Loan Documents, exercise remedies thereunder and under applicable law and take other Enforcement Actions, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law or any other applicable law.

(c) The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Security Document or any other Second Lien Loan Document shall be deemed to restrict in any way the rights and remedies of the First Lien Representative or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the other First Lien Loan Documents.

(d) Notwithstanding anything in this Agreement to the contrary, within 30 days following the occurrence of a Purchase Event, the Second Lien Representative or another representative acting on behalf of the Second Lien Secured Parties may, at the sole expense and effort of the Second Lien Secured Parties, upon delivery of a Purchase Notice to the Borrower and the First Lien Representative, require the First Lien Secured Parties to transfer and assign to the Second Lien Secured Parties on the date specified in such Purchase Notice in accordance with the definition thereof, without warranty or representation or recourse, all (but not less than all) of the First Lien Secured Obligations (such transfer and assignment, the “Purchase”); provided that (i) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction and shall be effected pursuant to an assignment agreement in form reasonably satisfactory to the First Lien Representative, (ii) the Second Lien Secured Parties shall have paid to the First Lien Representative, for the account of the First Lien Secured Parties, in cash or immediately available funds, an amount equal to 100% of the principal of such Indebtedness (including any unreimbursed drawings under letters of credit but excluding any undrawn letters of credit) plus all accrued and unpaid interest thereon plus all accrued and unpaid fees plus all the other First Lien Secured Obligations then outstanding (other than any acceleration prepayment penalties or premiums) (which shall include (A) with respect to any letters of credit outstanding under the First Lien Credit Agreement, an amount in cash or immediately available funds equal to 103% of the aggregate face amount thereof (other than any portion of such amount that represents unreimbursed drawings thereunder), (B) with respect to Hedge Agreements (as defined in the First Lien Credit Agreement) that constitute First Lien Secured Obligations, 100% of the aggregate amount of such First Lien Secured Obligations (giving effect to any netting arrangements) that the applicable Grantor would be required to pay if such Hedge Agreements were terminated at such time, (C) with respect to Specified Cash Management Services Agreements (as defined in the First Lien Credit Agreement), the net aggregate amount then owing to creditors thereunder to the extent constituting First Lien Secured Obligations, including all amounts owing to such creditors as a result of the termination (or early termination) thereof, and (D) an amount reasonably calculated by the First Lien Representative with respect to any contingent or unliquidated First Lien Secured Obligations related to claims, causes of action or liabilities that have theretofore been asserted in writing by the First Lien Secured Parties and for which indemnification or reimbursement is required under the First Lien Loan Documents) and (iii) each First Lien Secured Party is permitted to retain all rights to indemnification provided in the relevant First Lien Loan Documents for all claims and other amounts relating to periods prior to such transfer of the First Lien Secured Obligations (provided that such rights and claims shall not be secured by the Collateral after the consummation of the Purchase). In order to effectuate the Purchase, the First Lien Representative shall calculate, upon the written request of the Second Lien Representative from time to time, the amount in cash or immediately available funds that would be necessary so to purchase the First Lien Secured Obligations (based on information available to it, and shall use commercially reasonable efforts to obtain information not available to it necessary to perform such calculation).

(e) The First Lien Representative shall provide to the Second Lien Representative, and the Second Lien Representative shall provide to the First Lien Representative, reasonable prior notice of its initial material Enforcement Action.

SECTION 3.02. No Interference. (a) The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that, so long as the Discharge of First Lien Secured Obligations has not occurred, and whether or not any Insolvency or Liquidation Proceeding has been commenced, the Second Lien Secured Parties:

(i) except for Second Lien Permitted Actions, will not (A) commence (or file with any court documents that seek to commence) or maintain or seek to maintain any Enforcement Action, (B) commence (or file with any court documents that seek to commence) or join with any Person (other than the First Lien Representative) in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to any Enforcement Action or (C) commence (or file with any court documents that seek to commence) or join with any Person (other than the First Lien Representative) in commencing any involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor; provided, however, that the Second Lien Representative may commence or seek to commence, and maintain or seek to maintain, any Enforcement Action, or join with any Person in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, after a period of 150 days has elapsed (which period shall be tolled during any period in which the First Lien Representative is not entitled, on behalf of the First Lien Secured Parties, to take any Enforcement Action with respect to any Collateral as a result of (x) any injunction issued by a court of competent jurisdiction (which the First Lien Representative is diligently seeking to vacate) or (y) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding) since the date on which the Second Lien Representative has delivered to the First Lien Representative written notice (with a copy to the Borrower) of the occurrence of an event of default under the Second Lien Loan Documents (the “Standstill Period”); provided that all other provisions of this Agreement (including the turnover provisions of Article IV or Article VI) are complied with; provided further, however, that notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Second Lien Representative or any other Second Lien Secured Party commence (or file with any court documents that seek to commence) or maintain or seek to maintain any Enforcement Action, or commence (or file with any court documents that seek to commence), join with any Person in commencing, or petition for or vote in favor of any resolution for, any action or proceeding with respect to any Enforcement Action, if the First Lien Representative or any other First Lien Secured Party shall have commenced, and shall be diligently pursuing any Enforcement Action with respect to any Collateral or any such action or proceeding;

(ii) will not contest, protest or object to any Enforcement Action sought or maintained by the First Lien Representative or any other First Lien Secured Party relating to the Collateral under the First Lien Loan Documents or otherwise, so long as the Second Priority Liens attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.01 and such Enforcement Action is not in contravention of the terms of this Agreement and applicable law;

(iii) subject to the rights of the Second Lien Secured Parties under clause (i) above, will not contest, protest or object to the forbearance by the First Lien Representative or any other First Lien Secured Party from commencing or pursuing any Enforcement Action or to the terms or conditions applicable to any such forbearance;

(iv) will not, except for the Second Lien Permitted Actions, take or receive any Collateral, or any Proceeds thereof or payment with respect thereto (other than, subject to Sections 6.01 and 6.03, Reorganization Securities), in connection with any Enforcement Action with respect to any Collateral or in connection with any insurance policy award under a policy of insurance relating to any Collateral or any condemnation award (or deed in lieu of condemnation) relating to any Collateral;

(v) will not, except for the Second Lien Permitted Actions, take any action that would, or could reasonably be expected to, hinder, in any material respect, any enforcement or exercise of any rights or remedies under the First Lien Loan Documents, including any Disposition of any Collateral, whether by foreclosure or otherwise;

(vi) will not, except for the Second Lien Permitted Actions, contest, protest or object to the manner in which the First Lien Representative or any other First Lien Secured Party may seek to enforce or collect the First Lien Secured Obligations or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Lien Representative or any other First Lien Secured Party is, or could be, adverse to the interests of the Second Lien Secured Parties, provided that any such action or failure to act is not in contravention of this Agreement and applicable law, and will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar statutory right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(vii) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, and hereby waive any right, to contest, challenge or question the validity or enforceability of any First Lien Secured Obligation or any First Lien Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement.

SECTION 3.03. Rights as Unsecured Creditors. The Second Lien Representative and the other Second Lien Secured Parties may, in accordance with the terms of the Second Lien Loan Documents and applicable law, enforce rights and exercise remedies against the Borrower and any Guarantor that are available to unsecured creditors (other than initiating or joining in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor or taking any other Enforcement Action); provided that no such action is in contravention of the terms of this Agreement (including Article VI hereof). Nothing in this Agreement shall prohibit the receipt by the Second Lien Representative or any other Second Lien Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Lien Loan Documents so long as such receipt is not the direct or indirect result of a distribution or recovery in any Insolvency or Liquidation Proceeding in contravention of this Agreement (but subject to Section 4.02), any Enforcement Action by the Second Lien Representative or any other Second Lien Secured Party in contravention of this Agreement or any other enforcement or exercise by the Second Lien Representative or any other Second Lien Secured Party of rights or remedies as a secured creditor (including any right of setoff) in contravention of this Agreement or enforcement in contravention of this Agreement of any Second Priority Lien (including any judgment lien resulting from the exercise of remedies available to an unsecured creditor, to the extent such judgment lien applies to Collateral), with the Second Lien Representative, on behalf of itself and the other Second Lien Secured Parties, hereby agreeing that any amounts received by or distributed to any Second Lien Secured Party in contravention of the foregoing shall be subject to Section 4.02.

SECTION 3.04. Automatic Release of Second Priority Liens. (a) If, in connection with (i) any Disposition of any Collateral permitted under the terms of the First Lien Loan Documents or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, (A) releases the First Priority Liens on any Collateral or (B) releases any Guarantor the Equity Interests in which are subject to such Disposition or such enforcement or exercise from its obligations under its guarantee of the First Lien Secured Obligations (in each case, a “Release”), other than any such Release granted (except as a result of the enforcement or exercise of any rights or remedies pursuant to clause (ii) above) in connection with the Discharge of First Lien Loan Document Obligations, then the Second Priority Liens on such Collateral, and the obligations of such Guarantor under its guarantee of the Second Lien Secured Obligations, shall be immediately, automatically, unconditionally and simultaneously released, and upon delivery to the Second Lien Representative of an Officer’s Certificate stating that any such Release in respect of the First Lien Secured Obligations has become effective (or shall become effective concurrently with such release of the Second Priority Liens on such Collateral granted to the Second Lien Secured Parties and the Second Lien Representative or the release of the obligations of such Guarantor under its guarantee of the Second Lien Secured Obligations, as the case may be) and any necessary or proper instruments of termination or release prepared by the Borrower or any other Grantor or Guarantor, the Second Lien Representative shall, for itself and on behalf of the other Second Lien Secured Parties, promptly execute and deliver to the First Lien Representative, the relevant Grantor or such Guarantor, at the Borrower’s or the other Grantor’s or Guarantor’s sole cost and expense and without any representation or warranty, such termination statements, releases and other documents as the First Lien Representative or the relevant Grantor or Guarantor may reasonably request to effectively confirm such Release; provided that, in the case of any Disposition of Collateral, notwithstanding the release of the Second Priority Liens thereon, the Second Priority Liens shall attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.01 (and, for the avoidance of doubt, nothing in the foregoing shall be deemed to be a release of the Second Priority Liens on any such Proceeds, it being the express intent of the Second Lien Secured Parties that the Second Priority Liens attach to such Proceeds); provided further that (x) in the case of any Disposition of any Collateral (other than any such Disposition in connection with the enforcement or exercise of any rights or remedies with respect to such Collateral or pursuant to an Insolvency or Liquidation Proceeding), the Second Priority Liens on such Collateral shall not be so released if such Disposition is not permitted under the terms of the Second Lien Credit Agreement or such Disposition is to the Borrower or any of its Affiliates and (y) in the case of any Disposition of any Collateral, the Second Priority Liens shall not be so released without the consent of the Second Lien Representative unless the net cash Proceeds of such Disposition will be applied (if applicable, upon judicial approval of such application) to permanently repay or prepay (or otherwise reduce, in the case of a “credit bid”) (1) the First Lien Secured Obligations, it being understood that any such repayment or prepayment of principal of Capped First Lien Loan Document Obligations shall reduce the Maximum First Lien Principal Amount by an equal amount, or (2) any DIP Financing. In the case of any Disposition of any Collateral by the First Lien Representative (other than pursuant to any Insolvency or Liquidation Proceeding), the First Lien Representative (I) shall provide the Second Lien Representative with at least 10 Business Days’ prior written notice of such Disposition and (II) shall take reasonable care (as determined in the reasonable credit judgment of the First Lien Representative) to conduct such Disposition in a commercially reasonable manner (it being understood that the First Lien Representative shall have no obligation to postpone any such Disposition in order to achieve a higher price).

(b) Until the Discharge of First Lien Loan Document Obligations occurs, the Second Lien Representative, for itself and on behalf of each other Second Lien Secured Party, hereby appoints the First Lien Representative, and any officer or agent of the First Lien Representative, with full power of substitution, as the attorney-in-fact of each Second Lien Secured Party for the purpose of carrying out the express provisions of this Section 3.04 and taking any action and executing any instrument that the First Lien Representative reasonably deems necessary to accomplish the purposes of this Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest.

SECTION 3.05. Insurance and Condemnation Awards. So long as the Discharge of First Lien Secured Obligations has not occurred, the First Lien Representative and the other First Lien Secured Parties shall have the exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to settle and adjust claims in respect of Collateral under policies of insurance covering Collateral and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. All Proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Lien Secured Obligations and subject to the rights of the Grantors under the First Lien Loan Documents, be paid to the First Lien Representative for the benefit of First Lien Secured Parties pursuant to the terms of the First Lien Loan Documents, (b) second, after the Discharge of First Lien Secured Obligations and subject to the rights of the Grantors under the Second Lien Loan Documents, be paid to the Second Lien Representative for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Loan Documents until the Discharge of Second Lien Secured Obligations (other than Excess Second Lien Obligations), (c) third, after the Discharge of Second Lien Secured Obligations (other than Excess Second Lien Obligations), be paid to the First Lien Representative for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Loan Documents on account of the Excess First Lien Obligations, (d) fourth, after the Discharge of Excess First Lien Obligations, be paid to the Second Lien Representative for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Loan Documents on account of the Excess Second Lien Obligations and (e) fifth, be paid to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Secured Obligations has occurred, if the Second Lien Representative or any other Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the First Lien Representative in accordance with Section 4.02.

ARTICLE IV
PAYMENTS

SECTION 4.01. Application of Proceeds. So long as the Discharge of First Lien Secured Obligations has not occurred, any Collateral or Proceeds thereof received by the First Lien Representative in connection with any Enforcement Action or in connection with any Insolvency or Liquidation Proceeding shall be applied by the First Lien Representative to the First Lien Secured Obligations in accordance with the terms of the First Lien Loan Documents. Upon the Discharge of First Lien Secured Obligations, (a) if the Discharge of Second Lien Secured Obligations (other than Excess Second Lien Obligations) has not occurred, subject to Section 2.05, the First Lien Representative shall deliver (without any representation, warranty or recourse) to the Second Lien Representative any remaining Collateral and any Proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Representative to the Second Lien Secured Obligations (other than Excess Second Lien Obligations) and (b) so long as the Discharge of Second Lien Secured Obligations (other than Excess Second Lien Obligations) has not occurred, any Collateral or Proceeds thereof received by the Second Lien Representative pursuant to clause (a) of this sentence or in connection with any Enforcement Action or in connection with any Insolvency or Liquidation Proceeding shall be applied by the Second Lien Representative to the Second Lien Secured Obligations (other than Excess Second Lien Obligations) in accordance with the terms of the Second Lien Loan Documents. Upon the Discharge of Second Lien Secured Obligations (other than Excess Second Lien Obligations), (i) if the Discharge of Excess First Lien Obligations has not occurred, subject to Section 2.05, the Second Lien Representative shall deliver (without any representation, warranty or recourse) to the First Lien Representative any remaining Collateral and any Proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the First Lien Representative to the Excess First Lien Obligations and (ii) so long as the Discharge of Excess First Lien Obligations has not occurred, any Collateral or Proceeds thereof received by the First Lien Representative pursuant to clause (i) of this sentence or in connection with any Enforcement Action or in connection with any Insolvency or Liquidation Proceeding shall be applied by the First Lien Representative to the Excess First Lien Obligations in accordance with the terms of the First Lien Loan Documents. Upon the Discharge of Excess First Lien Obligations, (A) if the Discharge of Second Lien Secured Obligations has not occurred, subject to Section 2.05, the First Lien Representative shall deliver (without any representation, warranty or recourse) to the Second Lien Representative any remaining Collateral and any Proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Representative to the Excess Second Lien Obligations and (B) if the Discharge of Second Lien Secured Obligations has also occurred, the First Lien Representative or the Second Lien Representative, as applicable, shall deliver (without any representation, warranty or recourse) to the Person entitled thereto any remaining Collateral and any Proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

SECTION 4.02. Payment Over. So long as the Discharge of First Lien Secured Obligations has not occurred, any Collateral, or any Proceeds thereof or payment in connection therewith or on account thereof (together with assets or Proceeds subject to Liens referred to in the final sentence of Section 2.04 or in the final proviso of Section 6.01(b) or amounts referred to in the parenthetical at the end of Section 3.03 or Collateral, Proceeds or distributions referred to in the last two sentences of Section 7.04), received by the Second Lien Representative or any other Second Lien Secured Party as a distribution or recovery in any Insolvency or Liquidation Proceeding (other than any post-petition amounts received by the Second Lien Secured Parties as contemplated by Section 6.04(b) or Reorganization Securities), or in connection with any Enforcement Action, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), shall be segregated and held in trust and promptly transferred or paid over to the First Lien Representative for the benefit of the First Lien Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Secured Obligations occurs, the Second Lien Representative, for itself and on behalf of each other Second Lien Secured Party, hereby appoints the First Lien Representative, and any officer or agent of the First Lien Representative, with full power of substitution, the attorney-in-fact of each Second Lien Secured Party for the purpose of carrying out the express provisions of this Section 4.02 and taking any action and executing any instrument that the First Lien Representative reasonably deems necessary to accomplish the purposes of this Section 4.02, which appointment is irrevocable and coupled with an interest.

SECTION 4.03. Certain Agreements with Respect to Invalid or Unenforceable Liens. Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not valid, perfected or enforceable for any reason, or is subordinated in any respect to any other Liens, then the Second Lien Representative and the other Second Lien Secured Parties agree that any distribution or recovery they may receive with respect to, or on account of, the value of the assets intended to constitute such Collateral or any Proceeds thereof shall (for so long as the Discharge of First Lien Secured Obligations has not occurred) be segregated and held in trust and promptly paid over to the First Lien Representative for the benefit of the First Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Second Lien Representative that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct until such time as the Discharge of First Lien Secured Obligations has occurred. Until the Discharge of First Lien Secured Obligations occurs, the Second Lien Representative, for itself and on behalf of each other Second Lien Secured Party, hereby appoints the First Lien Representative, and any officer or agent of the First Lien Representative, with full power of substitution, the attorney-in-fact of each Second Lien Secured Party for the limited purpose of carrying out the express provisions of this Section 4.03 and taking any action and executing any instrument that the First Lien Representative reasonably deems necessary to accomplish the purposes of this Section 4.03, which appointment is irrevocable and coupled with an interest.

ARTICLE V
BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

(a) The First Lien Representative agrees that if it shall at any time hold a First Priority Lien on any Pledged or Controlled Collateral and if such Pledged or Controlled Collateral is in fact in the possession or under the control of the First Lien Representative, or of agents or bailees of the First Lien Representative, the First Lien Representative shall, solely for the purpose of perfecting by possession or control, as applicable, the Second Priority Liens granted under the Second Lien Loan Documents and subject to the terms and conditions of this Article V, also hold and control such Pledged or Controlled Collateral as gratuitous bailee and gratuitous agent for the Second Lien Representative and hereby acknowledges that it has control of any Pledged or Controlled Collateral in its control on behalf of and for the benefit of the Second Lien Representative.

(b) So long as the Discharge of First Lien Secured Obligations has not occurred, the First Lien Representative shall be entitled to deal with the Pledged or Controlled Collateral in accordance with the terms of this Agreement and the other First Lien Loan Documents and applicable law as if the Second Priority Liens did not exist. The obligations and responsibilities of the First Lien Representative to the Second Lien Representative and the other Second Lien Secured Parties under this Article V shall be limited solely to holding or controlling the Pledged or Controlled Collateral as gratuitous bailee or gratuitous agent for the Second Lien Representative, and transferring the Pledged or Controlled Collateral, in each case, subject to the terms and conditions of this Article V. Without limiting the foregoing, the First Lien Representative shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors or to preserve the rights or benefits of any Person. The First Lien Representative acting pursuant to this Article V shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any other First Lien Secured Party, the Second Lien Representative or any other Second Lien Secured Party. The parties recognize that the interest of the First Lien Representative, on the one hand, and the Second Lien Representative and the other Second Lien Secured Parties, on the other hand, may differ, and the First Lien Representative may act in its own interest without taking into account the interest of the Second Lien Representative or any other Second Lien Secured Party.

(c) Upon the Discharge of First Lien Secured Obligations, the First Lien Representative shall transfer the possession and control of the Pledged or Controlled Collateral (other than with respect to any deposit account as to which control is maintained pursuant to Section 9-104(a)(1) of the Uniform Commercial Code), together with any necessary endorsements but without recourse, representation or warranty, (i) if the Second Lien Secured Obligations are outstanding at such time, to the Second Lien Representative, and (ii) if no Second Lien Secured Obligations are outstanding at such time, to the applicable Grantor, in each case so as to allow such Person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the First Lien Representative agrees to take all commercially reasonable actions as shall be reasonably requested by the Second Lien Representative to permit the Second Lien Representative to obtain, for the benefit of the Second Lien Secured Parties, a first priority security interest in the Pledged or Controlled Collateral.

(d) The Second Lien Representative agrees that if it shall at any time prior to the Discharge of First Lien Secured Obligations hold a Second Priority Lien on any Pledged or Controlled Collateral and if, notwithstanding the provisions of this Agreement (and disregarding any control the Second Lien Representative might have solely as a result of the foregoing provisions of this Article V), such Pledged or Controlled Collateral is in fact in the possession or under the control of the Second Lien Representative, or of agents or bailees of the Second Lien Representative, the Second Lien Representative shall (i) solely for the purpose of perfecting by possession or control, as applicable, the First Priority Liens granted under the First Lien Loan Documents, also hold and control such Pledged or Controlled Collateral as gratuitous bailee and gratuitous agent for the First Lien Representative (and hereby acknowledges that it has control of any Pledged or Controlled Collateral in its control on behalf of and for the benefit of the First Lien Representative), (ii) promptly inform the First Lien Representative thereof and (iii) other than with respect to any deposit account as to which control is maintained pursuant to Section 9-104(a)(1) of the Uniform Commercial Code, transfer the possession and control of such Pledged or Controlled Collateral, together with any necessary endorsements but without recourse, representation or warranty, to the First Lien Representative and, in connection therewith, take all commercially reasonable actions as shall be reasonably requested by the First Lien Representative to permit the First Lien Representative to obtain, for the benefit of the First Lien Secured Parties, a first priority security interest in such Pledged or Controlled Collateral.

ARTICLE VI
INSOLVENCY OR LIQUIDATION PROCEEDINGS

SECTION 6.01. Finance and Sale Matters. (a) Until the Discharge of First Lien Loan Document Obligations has occurred, the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Lien Secured Parties:

(i) will be deemed to have consented to, and will not oppose or object to (or support any other Person in opposing or objecting to), the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, that is consented to, or not opposed or objected to, by the First Lien Representative or any other representative authorized by the First Lien Secured Parties (and neither the Second Lien Representative nor any Second Lien Secured Party shall seek any relief in connection therewith that is in conflict with the relief being sought by the First Lien Secured Parties (it being understood that the foregoing shall not affect the rights of the Second Lien Secured Parties to seek adequate protection as provided in Section 6.01(b)));

(ii) will be deemed to have consented to, and will not oppose or object to (or support any other Person in opposing or objecting to), any post-petition financing provided by one or more of the First Lien Secured Parties under Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a “DIP Financing”), or the Liens securing any DIP Financing (“DIP Financing Liens”), that is consented to, or not opposed or objected to, by the First Lien Representative or any other representative authorized by the First Lien Secured Parties and, to the extent that (A) such DIP Financing Liens are senior to, or rank pari passu with, the First Priority Liens securing the First Lien Secured Obligations, (B) the economic terms of such DIP Financing (i.e., the interest rate, fees, original issue discount and other similar terms) and the scheduled amortization applicable to such DIP Financing are on commercially reasonable terms, (C) such DIP Financing does not compel the Borrower or any other Grantor to seek confirmation of a specific plan of reorganization of which the material terms are set forth in the DIP Financing documentation or a related document (it being agreed that the inclusion of termination events or milestones in the DIP Financing documentation shall not be deemed to constitute such a condition), (D) the DIP Financing documentation does not expressly require the sale, disposition or liquidation of all or any material portion of the Collateral prior to a default under the DIP Financing documentation, (E) the Second Lien Secured Parties are not required to release their Liens on the Collateral as a condition to such DIP Financing and (F) the sum of (x) the aggregate outstanding principal amount of loans and letters of credit under, together with the aggregate amount of undrawn commitments under, any DIP Financing (after giving effect to any Refinancing or “roll-up” of First Lien Loan Document Obligations) plus (y) the aggregate outstanding amount of the Capped First Lien Loan Document Obligations does not exceed the Maximum First Lien Principal Amount, the Second Lien Representative will, for itself and on behalf of the other Second Lien Secured Parties, subordinate (and will be deemed to have subordinated) the Second Priority Liens to (1) the First Priority Liens and the DIP Financing Liens on the terms of this Agreement and (2) any customary “carve-out” for U.S. trustee fees specified in the financing order relating to such DIP Financing;

(iii) except to the extent permitted by Section 6.01(b), in connection with the use of cash collateral as described in clause (i) above or a DIP Financing, will not request adequate protection or any other relief in connection with such use of cash collateral, DIP Financing or DIP Financing Liens; and

(iv) will be deemed to have consented to, and will not oppose or object to (or support any other Person in opposing or objecting to) any Disposition of any Collateral free and clear of the Second Priority Liens or other claims under Section 363 of the Bankruptcy Code (provided that the Second Lien Representative may object to the Disposition on any grounds that may be asserted by an unsecured creditor), or any comparable provision of any other Bankruptcy Law, if the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall consent to, or not oppose or object to, such Disposition; provided that, in the case of any such Disposition, notwithstanding the release of the Second Priority Liens thereon, the Second Priority Liens shall attach to the Proceeds thereof subject to the relative priorities set forth in Section 2.01 (and, for the avoidance of doubt, nothing in the foregoing shall be deemed to be a release of the Second Priority Liens on any such Proceeds, it being the express intent of the Second Lien Secured Parties that the Second Priority Liens attach to such Proceeds).

Notwithstanding anything to the contrary contained herein, nothing in this Section 6.01(a) shall prohibit any Second Lien Secured Party from proposing a DIP Financing so long as (A) no First Lien Secured Party has offered to provide a DIP Financing within three days of commencement of any Insolvency or Liquidation Proceeding, (B) the DIP Financing Liens with respect to such DIP Financing are junior to the First Priority Liens securing the First Lien Secured Obligations, (C) the economic terms of such DIP Financing (i.e., the interest rate, fees, original issue discount and other similar terms) and the scheduled amortization applicable to such DIP Financing are on commercially reasonable terms, (D) such DIP Financing does not compel the Borrower or any other Grantor to seek confirmation of a specific plan of reorganization of which the material terms are set forth in the DIP Financing documentation or a related document (it being agreed that the inclusion of termination events or milestones in the DIP Financing documentation shall not be deemed to constitute such a condition), (E) the DIP Financing documentation does not expressly require the sale, disposition or liquidation of all or any material portion of the Collateral prior to a default under the DIP Financing documentation, (F) the First Lien Secured Parties are not required to release their Liens on the Collateral as a condition to such DIP Financing and (G) the sum of (x) the aggregate outstanding principal amount of loans and letters of credit under, together with the aggregate amount of undrawn commitments under, any such DIP Financing (after giving effect to any Refinancing or “roll-up” of Second Lien Secured Obligations) plus (y) the aggregate outstanding principal amount of the Second Lien Secured Obligations does not exceed the Maximum Second Lien Principal Amount plus $30,000,000.

(b) The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that, until the Discharge of First Lien Loan Document Obligations has occurred, no Second Lien Secured Party shall contest, or join or otherwise support any other Person in contesting, (i) any request by the First Lien Representative or any other First Lien Secured Party for adequate protection or (ii) any objection, based on a claim of a lack of adequate protection, by the First Lien Representative or any other First Lien Secured Party to any motion, relief, action or proceeding. Notwithstanding the immediately preceding sentence, (A) if any First Lien Secured Party is granted adequate protection in the form of a replacement Lien or a Lien on additional collateral, the Second Lien Representative may, for itself and on behalf of the other Second Lien Secured Parties, seek or request adequate protection in the form of a replacement Lien or a Lien on such additional collateral, which Liens will be subordinated to the First Priority Liens and DIP Financing Liens on the same basis as the other Second Priority Liens are subordinated to the First Priority Liens under this Agreement, and (B) the Second Lien Representative and other Second Lien Secured Parties may seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of (x) Liens on additional collateral or replacement Liens on the Collateral, provided that, in either such case, as adequate protection for the First Lien Secured Obligations, the First Lien Representative, on behalf of the First Lien Secured Parties, is also granted (or has previously been granted) a senior Lien on such additional collateral or senior replacement Liens on the Collateral, as applicable, (y) an administrative expense claim (including a superpriority administrative claim), provided that, as adequate protection for the First Lien Secured Obligations, the First Lien Representative, on behalf of the First Lien Secured Parties, is also granted (or has previously been granted) an administrative expense claim that is senior and prior to the administrative expense claim (including any superpriority administrative claim) of the Second Lien Representative and the Second Lien Secured Parties, or (z) the current payment of out-of-pocket fees and expenses of counsel and advisors incurred by the Second Lien Representative; provided further that, in the case of each of clauses (x) and (y), (I) to the extent the First Lien Secured Parties are not granted such adequate protection in the applicable form, any amounts recovered by or distributed to any Second Lien Secured Party pursuant to or as a result of any such Lien on additional collateral, any such replacement Lien or any such administrative expense claim granted to or for the benefit of the Second Lien Secured Parties shall be subject to Section 4.02 and (II) the Second Lien Secured Parties shall have agreed (and by virtue of accepting any such adequate protection shall be deemed to have agreed) pursuant to Section 1129(a)(9) of the Bankruptcy Code that any Section 507(b) claims arising in respect of any adequate protection granted to the Second Lien Secured Parties may be paid under a plan of reorganization in any form having a value on the effective date of such plan equal to the allowed amount of such claims (i.e., are not required to be paid solely in cash). It is understood and agreed that nothing in clause (B) above shall modify or otherwise affect the other agreements by or on behalf of the Second Lien Representative or the Second Lien Secured Parties set forth in this Agreement (including the agreements to consent to or not to oppose or object that are set forth in Section 6.01(a)). Until the Discharge of First Lien Loan Document Obligations has occurred, the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, except to the extent permitted by the foregoing provisions of this Section 6.01(b), the Second Lien Secured Parties will not assert any claim (or support any other Person in asserting any claim) under Section 507(b) of the Bankruptcy Code.

SECTION 6.02. Relief from the Automatic Stay. The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that, so long as the Discharge of First Lien Loan Document Obligations has not occurred, no Second Lien Secured Party shall, without the prior written consent of the First Lien Representative, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any Proceeds thereof or any Second Priority Lien.

SECTION 6.03. Reorganization Securities. Nothing in this Agreement prohibits or limits the right of the Second Lien Representative or any other Second Lien Secured Party to receive and retain any debt or equity obligations or securities that are issued by a reorganized debtor pursuant to a plan of reorganization or similar dispositive restructuring plan in connection with any Insolvency or Liquidation Proceeding (any such debt or equity obligations or securities, “Reorganization Securities”). If, in any Insolvency or Liquidation Proceeding, Reorganization Securities are so permitted to be distributed on account of both the First Lien Secured Obligations and the Second Lien Secured Obligations, then, to the extent the Reorganization Securities distributed on account of the First Lien Secured Obligations and on account of the Second Lien Secured Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such Reorganization Securities pursuant to such plan and will apply with like effect to the Liens securing such Reorganization Securities.

SECTION 6.04. Post-Petition Interest. (a) The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall oppose or seek to challenge (or support any other Person in opposing or challenging) any claim by the First Lien Representative or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Secured Obligations consisting of post-petition interest, fees, expenses or indemnities to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens on the Collateral).

(b) The First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, agrees that no First Lien Secured Party shall oppose or seek to challenge (or support any other Person in opposing or challenging) any claim by the Second Lien Representative or any other Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Secured Obligations consisting of post-petition interest, fees, expenses or indemnities to the extent of the value of the Second Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens on the Collateral and the amount of the First Lien Secured Obligations secured thereby).

SECTION 6.05. Certain Waivers by the Second Lien Secured Parties. The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, waives any claim any Second Lien Secured Party may hereafter have against any First Lien Secured Party arising out of (a) the election by any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, or (b) any use of cash collateral or financing arrangement, or any grant of a security interest in the Collateral, in any Insolvency or Liquidation Proceeding to the extent that the same is not in contravention of this Agreement.

SECTION 6.06. Certain Voting Matters. Each of the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that, without the written consent of the other, it will not seek to vote with the other as a single class in connection with any plan of reorganization in any Insolvency or Liquidation Proceeding.

SECTION 6.07. Subordination Agreement. The parties hereto expressly acknowledge that this Agreement is intended to constitute a “subordination agreement” within the scope of Section 510(a) of the Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.

ARTICLE VII
OTHER AGREEMENTS

SECTION 7.01. Matters Relating to Loan Documents. (a) The First Lien Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the First Lien Credit Agreement may be Refinanced, in each case, without the consent of any Second Lien Secured Party; provided, however, that, without the consent of the Second Lien Required Lenders, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall (i) contravene the provisions of this Agreement, (ii) directly increase the interest rate margins accruing on the principal of loans and letters of credit under the First Lien Credit Agreement or any Refinancing thereof (determined on a weighted average basis) to an amount greater than 3.00% per annum above the applicable interest rate margins accruing on the principal of loans and letters of credit under the First Lien Credit Agreement as in effect on the date hereof (excluding, without limitation, any underlying benchmark rates or any fluctuations thereof, any benchmark rate “floor” not exceeding 1.00% per annum in respect of any eurodollar rate “floor” or 2.00% per annum in respect of any alternate base rate “floor”, any default rate not exceeding 2.00% per annum, any interest or fees that are paid-in-kind (and not paid in cash until the final scheduled maturity date of the First Lien Secured Obligations or any Refinancing thereof, as applicable), any original issue discount, upfront fees and prepayment premiums and any fees payable in connection with any amendment, restatement, supplement, modification, Refinancing, waiver, consent or similar agreement), (iii) add or modify in a manner adverse to the interests of the Second Lien Secured Parties any express prohibition or restriction on the payment of the Second Lien Secured Obligations except as set forth in Section 7.01(b) or in the First Lien Credit Agreement as in effect on the date hereof, (iv) modify (A) any of the restrictions as set forth in the First Lien Credit Agreement as in effect on the date hereof on assignment of, or participation in, all or any portion of the First Lien Secured Obligations or Excess First Lien Obligations to the Borrower or any Affiliate (including any Subsidiary) thereof or (B) any of the requirements as set forth in the First Lien Credit Agreement as in effect on the date hereof that any First Lien Secured Obligations or Excess First Lien Obligations acquired by the Borrower are deemed automatically cancelled and no longer outstanding, (v) restrict the amendment or other modification of the Second Lien Loan Documents or impose express restrictions or conditions on any Refinancing thereof except as set forth in Section 7.01(b) or in the First Lien Credit Agreement as in effect on the date hereof or (vi) amend, modify, affect the rights, duties, privileges, protections, indemnities or immunities of, or otherwise impose duties that are adverse on, the Second Lien Representative without its prior written consent; provided further that, in the event of a Refinancing, the holders of the Indebtedness resulting from any such Refinancing, or a duly authorized agent on their behalf (to the extent such holders and the agent of such holders, in such capacity, are not already bound by the terms of this Agreement), agree in writing to be bound by the terms of this Agreement pursuant to an amendment effected in accordance with Section 10.05.

(b) The Second Lien Loan Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, in each case, without the consent of any First Lien Secured Party; provided, however, that, without the consent of the First Lien Required Lenders, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall (i) contravene the provisions of this Agreement, (ii) directly increase the interest rate margins accruing on the principal of loans under the Second Lien Credit Agreement or any Refinancing thereof (determined on a weighted average basis) to an amount greater than 3.00% per annum above the applicable interest rate margins accruing on the principal of loans under the Second Lien Credit Agreement as in effect on the date hereof (excluding, without limitation, any underlying benchmark rates or any fluctuations thereof, any benchmark rate “floor” not exceeding 1.00% per annum in respect of any eurodollar rate “floor” or 2.00% per annum in respect of any alternate base rate “floor”, any default rate not exceeding 2.00% per annum, any interest or fees that are paid-in-kind (and not paid in cash until the final scheduled maturity date of the Second Lien Secured Obligations or any Refinancing thereof, as applicable), any original issue discount, upfront fees and prepayment premiums and any fees payable in connection with any amendment, restatement, supplement, modification, Refinancing, waiver, consent or similar agreement), (iii) shorten the final scheduled maturity date or decrease the weighted average life to maturity of any Indebtedness constituting Second Lien Secured Obligations or any Refinancing thereof, (iv) provide for new affirmative covenants, new negative covenants, new financial maintenance covenants, new events of default or modifications of existing exceptions, baskets, levels or thresholds in negative covenants, financial maintenance covenants or events of default that are more restrictive on the Grantors, unless, in each case, the Borrower has provided written notice thereof to the First Lien Representative and has offered to make (and, at the request of the First Lien Representative, the Borrower has made) a corresponding change to the First Lien Loan Documents (with the same percentage “cushion” applicable to such covenants or events of default as in effect on the date hereof), (v) add any express prohibition or restriction on the payment of the First Lien Secured Obligations, (vi) restrict the amendment or other modification of the First Lien Loan Documents or impose express restrictions or conditions on any Refinancing thereof except as set forth in Section 7.01(a) or in the Second Lien Credit Agreement as in effect on the date hereof or (vii) amend, modify, affect the rights, duties, privileges, protections, indemnities or immunities of, or otherwise impose duties that are adverse on, the First Lien Representative without its prior written consent; provided further that, in the event of a Refinancing, the holders of the Indebtedness resulting from any such Refinancing, or a duly authorized agent on their behalf (to the extent such holders and the agent of such holders, in such capacity, are not already bound by the terms of this Agreement), agree in writing to be bound by the terms of this Agreement pursuant to an amendment effected in accordance with Section 10.05.

(c) The Second Lien Representative agrees that the Second Lien Credit Agreement shall contain provisions substantially similar to those set forth in Section 10.24 of the Second Lien Credit Agreement as in effect on the date hereof, or similar provisions approved by the First Lien Representative, which approval shall not be unreasonably withheld or delayed, and each Second Lien Security Document shall contain the provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Representative, which approval shall not be unreasonably withheld or delayed. The Second Lien Representative further agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Representative may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Security Document covering such Collateral pursuant to this Agreement.

(d) [Reserved].

(e) The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, and the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, acknowledge and agree that (i) the grants of Liens pursuant to the First Lien Security Documents and the Second Lien Security Documents constitute two separate and distinct grants of Liens, and (ii) because of, among other things, their differing rights in the Collateral, the Second Lien Secured Obligations are fundamentally different from the First Lien Secured Obligations (as defined without reference to the final sentence of the definition of such term) and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and the Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to the provisions hereof (including Sections 2.01 and 4.01), all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all Second Lien Secured Obligations held by the Second Lien Secured Parties) to satisfy the First Lien Secured Obligations, the First Lien Secured Parties shall be entitled to receive, in addition to amounts otherwise distributed to them in respect of principal, pre-petition interest and other claims constituting First Lien Secured Obligations, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Credit Agreement, arising from or related to a default, which is included in the First Lien Secured Obligations but which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Secured Parties with respect to the Collateral, and the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees to turn over to the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, amounts otherwise received or receivable by the Second Lien Secured Parties to the extent necessary to effectuate the intent of this sentence (with respect to the payment of post-petition interest), even if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties.

SECTION 7.02. Effect of Refinancing of Indebtedness under Loan Documents. (a) If, substantially contemporaneously with the Discharge of First Lien Loan Document Obligations, the Borrower Refinances the Indebtedness outstanding under the First Lien Loan Documents and provided that (i) such Refinancing is permitted hereby, (ii) the Borrower gives to the Second Lien Representative advance written notice (the “First Lien Refinancing Notice”) electing the application of the provisions of this Section 7.02(a) to such Refinancing Indebtedness, provided that no First Lien Refinancing Notice shall be required to be given in respect of, and the provisions of this Section 7.02(a) shall apply automatically to, any Refinancing Indebtedness incurred under the First Lien Credit Agreement (including pursuant to Section 2.25 thereof), and (iii) the holders of such Refinancing Indebtedness, and the trustee, collateral agent or similar representative of such holders (to the extent such holders and the trustee, collateral agent or similar representative of such holders, in such capacity, are not already bound by the terms of this Agreement), agree in writing to be bound by the terms of this Agreement pursuant to an amendment effected in accordance with Section 10.05, then (A) such Discharge of First Lien Loan Document Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the indenture, credit agreement or other definitive agreement evidencing such Refinancing Indebtedness (the “New First Lien Obligations”) shall automatically be treated as First Lien Secured Obligations for all purposes of this Agreement (but, for the avoidance of doubt, shall be subject to the cap limitations in the definitions of the terms “First Lien Loan Document Obligations” and “First Lien Secured Obligations”), including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the indenture, credit agreement or other definitive agreement evidencing such Refinancing Indebtedness and the security and other documents relating thereto (the “New First Lien Loan Documents”) shall automatically be treated as the First Lien Credit Agreement and the First Lien Loan Documents and, in the case of New First Lien Loan Documents that are security documents, as the First Lien Security Documents for all purposes of this Agreement, (D) the trustee, collateral agent or similar representative for the holders of the New First Lien Obligations under the New First Lien Loan Documents (the “New First Lien Representative”) shall be deemed to be the First Lien Representative for all purposes of this Agreement and (E) the holders of the Indebtedness under the New First Lien Loan Documents shall be deemed to be the First Lien Lenders for all purposes of this Agreement.

(b) If, substantially contemporaneously with the Discharge of Second Lien Secured Obligations, the Borrower Refinances the Indebtedness outstanding under the Second Lien Loan Documents and provided that (i) such Refinancing is permitted hereby, (ii) the Borrower gives to the First Lien Representative advance written notice (the “Second Lien Refinancing Notice”) electing the application of the provisions of this Section 7.02(b) to such Refinancing Indebtedness, provided that no Second Lien Refinancing Notice shall be required to be given in respect of, and the provisions of this Section 7.02(b) shall apply automatically to, any Refinancing Indebtedness incurred under the Second Lien Credit Agreement (including pursuant to Section 2.25 thereof), and (iii) the holders of such Refinancing Indebtedness, and the trustee, collateral agent or similar representative of such holders (to the extent such holders and the trustee, collateral agent or similar representative of such holders, in such capacity, are not already bound by the terms of this Agreement), agree in writing to be bound by the terms of this Agreement pursuant to an amendment effected in accordance with Section 10.05, then (A) such Discharge of Second Lien Secured Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (B) such Refinancing Indebtedness and all other obligations under the indenture, credit agreement or other definitive agreement evidencing such Refinancing Indebtedness (the “New Second Lien Obligations”) shall automatically be treated as Second Lien Secured Obligations for all purposes of this Agreement (but, for the avoidance of doubt, shall be subject to the cap limitation in the definition of the term “Maximum Second Lien Principal Amount”), including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (C) the indenture, credit agreement or other definitive agreement evidencing such Refinancing Indebtedness and the security and other documents relating thereto (the “New Second Lien Loan Documents”) shall automatically be treated as the Second Lien Credit Agreement and the Second Lien Loan Documents and, in the case of New Second Lien Loan Documents that are security documents, as the Second Lien Security Documents for all purposes of this Agreement, (D) the trustee, collateral agent or similar representative for the holders of the New Second Lien Obligations under the New Second Lien Loan Documents (the “New Second Lien Representative”) shall be deemed to be the Second Lien Representative for all purposes of this Agreement and (E) the holders of the Indebtedness under the New Second Lien Loan Documents shall be deemed to be the Second Lien Lenders for all purposes of this Agreement.

SECTION 7.03. No Waiver by First Lien Secured Parties. Other than with respect to the Second Lien Permitted Actions, nothing contained herein shall prohibit or in any way limit the First Lien Representative or any other First Lien Secured Party from opposing, challenging or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken, or any claim made, by the Second Lien Representative or any other Second Lien Secured Party, including any request by the Second Lien Representative or any other Second Lien Secured Party for adequate protection or any exercise by the Second Lien Representative or any other Second Lien Secured Party of any of its rights and remedies under the Second Lien Loan Documents or otherwise, or any proposal by the Second Lien Representative or any other Second Lien Secured Party to provide any DIP Financing.

SECTION 7.04. Reinstatement. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Secured Obligations previously made shall be rescinded, invalidated, avoided, declared to be fraudulent or preferential, set aside, or otherwise required to be transferred to a debtor-in-possession, trustee, receiver or similar Person or the estate of any Grantor (a “Recovery”) for any reason whatsoever, then the First Lien Secured Obligations shall be reinstated to the extent of the amount so subject to Recovery as if such payment had not occurred (and the Discharge of First Lien Secured Obligations shall be deemed not to have occurred) and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties provided for herein. Upon any such reinstatement of First Lien Secured Obligations, each Second Lien Secured Party will deliver to the First Lien Representative, in accordance with Section 4.02, any Collateral or Proceeds thereof received between the Discharge of First Lien Secured Obligations and such reinstatement.

SECTION 7.05. Further Assurances. Each of the First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the First Lien Representative or the Second Lien Representative may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

Each Representative party hereto represents and warrants to the other Representative as follows:

(a) Such Representative is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

(b) This Agreement has been duly executed and delivered by such Representative and constitutes a legal, valid and binding obligation of such Representative, enforceable in accordance with its terms.

(c) Such Representative has been authorized by the First Lien Lenders (in the case of First Lien Representative) and the Second Lien Lenders (in the case of the Second Lien Representative) to enter into this Agreement.

ARTIVLE IX
NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE

SECTION 9.01. No Reliance; Information. Each Representative, for itself and on behalf of the applicable other Secured Parties, acknowledges that (a) it and such Secured Parties have, independently and without reliance upon, in the case of the First Lien Secured Parties, any Second Lien Secured Party and, in the case of the Second Lien Secured Parties, any First Lien Secured Party, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Loan Documents to which they are party and (b) it and such Secured Parties will, independently and without reliance upon, in the case of the First Lien Secured Parties, any Second Lien Secured Party and, in the case of the Second Lien Secured Parties, any First Lien Secured Party, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Loan Document to which they are party. The First Lien Secured Parties and the Second Lien Secured Parties shall have no duty to disclose to any Second Lien Secured Party or to any First Lien Secured Party, respectively, any information relating to the Borrower or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the First Lien Secured Obligations or the Second Lien Secured Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any First Lien Secured Party or any Second Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Second Lien Secured Party or any First Lien Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

SECTION 9.02. No Warranties or Liability. (a) The First Lien Representative, for itself and on behalf of the other First Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Second Lien Representative nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the First Lien Representative nor any other First Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) The Second Lien Representative and the other Second Lien Secured Parties shall have no express or implied duty to the First Lien Representative or any other First Lien Secured Party, and the First Lien Representative and the other First Lien Secured Parties shall have no express or implied duty to the Second Lien Representative or any other Second Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Lien Loan Document and any Second Lien Loan Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(c) The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, agrees no First Lien Secured Party shall have any liability to the Second Lien Representative or any other Second Lien Secured Party, and hereby waives any claim against any First Lien Secured Party, arising out of any and all actions which the First Lien Representative or the other First Lien Secured Parties may take or permit or omit to take with respect to (i) the First Lien Loan Documents (other than this Agreement), (ii) the collection of the First Lien Secured Obligations or (iii) the maintenance of, the preservation of, the foreclosure upon or the Disposition of any Collateral.

SECTION 9.03. Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Lien Representative and the other First Lien Secured Parties and the Second Lien Representative and the other Second Lien Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Loan Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including, subject to the limitations set forth in Section 7.01(a), the Refinancing of), all or any portion of the First Lien Secured Obligations, it being specifically acknowledged that a portion of the First Lien Secured Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Loan Document;

(d) the securing of any First Lien Secured Obligations or Second Lien Secured Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any First Lien Secured Obligations or Second Lien Secured Obligations; or

(e) the commencement of an Insolvency or Liquidation Proceeding or any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower, any other Grantor or any other Person in respect of the First Lien Secured Obligations or this Agreement, or any of the Second Lien Secured Parties in respect of this Agreement.

ARTIVLE X
MISCELLANEOUS

SECTION 10.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or email, as follows:

(a) if to the First Lien Representative, to Wilmington Trust, National Association, as Collateral Agent, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attention: Fusion First Lien Loan Administrator, Email: jjames@wilmingtontrust.com, and

(b) if to the Second Lien Representative, to Wilmington Trust, National Association, as Collateral Agent, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attention: Fusion Second Lien Loan Administrator, Email: jjames@wilmingtontrust.com.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax shall be deemed to have been given when sent; and notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient.

SECTION 10.02. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Loan Documents, the provisions of this Agreement shall control.

SECTION 10.03. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any and all rights the Second Lien Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement.

SECTION 10.04. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10.05. Amendments; Waivers. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 10.05(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Lien Representative and the Second Lien Representative; provided that:

(i)  no such agreement shall amend, modify or otherwise affect the rights or obligations of any Grantor without the Borrower’s prior written consent;

(ii) in connection with any Refinancing contemplated by Section 7.01(a) or 7.01(b), the First Lien Representative and the Second Lien Representative shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the written request and expense of the Borrower, into such amendments or other modifications or supplements of this Agreement as are reasonably necessary or appropriate to add the new trustee, collateral agent or similar representative in respect of such Refinancing Indebtedness as a party hereto and to provide such new trustee, collateral agent or similar representative, and the other holders of such Refinancing Indebtedness, the rights and obligations hereunder of the Representative in respect of, or the holders of, the Indebtedness or other First Lien Secured Obligations or Second Lien Secured Obligations being Refinanced and to otherwise reflect such Refinancing (and in connection therewith to provide for technical modifications to this Agreement to facilitate the foregoing), it being the intent that such amendments or other modifications (A) establish that the Liens on any Collateral securing any Refinancing Indebtedness in respect of First Lien Secured Obligations will have the same priorities relative to the Liens on such Collateral securing Second Lien Secured Obligations as the Liens that secured the Indebtedness being Refinanced had immediately prior to such Refinancing, (B) establish that the Liens on any Collateral securing any Refinancing Indebtedness in respect of Second Lien Secured Obligations will have the same priorities relative to the Liens on such Collateral securing First Lien Secured Obligations as the Liens that secured the Indebtedness being Refinanced had immediately prior to such Refinancing, (C) provide to the parties benefited by the Liens on any Collateral securing such Refinancing Indebtedness in respect of First Lien Secured Obligations the same rights and obligations relative to the parties holding Liens on such Collateral securing Second Lien Secured Obligations as the parties that were benefited by the Liens that secured such Indebtedness or other First Lien Secured Obligations being Refinanced had immediately prior to such Refinancing and (D) provide to the parties benefited by the Liens on any Collateral securing such Refinancing Indebtedness in respect of Second Lien Secured Obligations the same rights and obligations relative to the parties holding Liens on such Collateral securing First Lien Secured Obligations as the parties that were benefited by the Liens that secured such Indebtedness or other Second Lien Secured Obligations being Refinanced had immediately prior to such Refinancing;

(iii) in connection with the incurrence of any Additional First Lien Obligations, the First Lien Representative and the Second Lien Representative shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the written request and expense of the Borrower, into such amendments or other modifications or supplements of this Agreement as are reasonably necessary or appropriate to add an Additional First Lien Obligations Representative as a party hereto, to provide such Additional First Lien Obligations Representative and the other holders of such Additional First Lien Obligations rights and obligations hereunder substantially identical to those of the First Lien Representative and the other First Lien Secured Parties (subject, with respect to the exercise of remedies and certain other rights set forth herein, to the allocation of control between the First Lien Secured Parties and the holders of such Additional First Lien Obligations in the manner agreed by them) and otherwise to treat such Additional First Lien Obligations and any Liens on any assets of the Borrower or any Subsidiary securing such Additional First Lien Obligations in a manner that is substantially identical to the treatment hereunder of the First Lien Secured Obligations and the First Priority Liens (and in connection therewith to provide for technical modifications to this Agreement to facilitate the foregoing, including, for the avoidance of doubt, modifications to the cap limitations (but not any increase in the aggregate amount of such cap limitations, except to the extent otherwise permitted by the Second Lien Loan Documents then extant) in the definition of the term “Maximum First Lien Principal Amount” and in Section 6.01(a)(ii) (and modifications to related definitions) to include such Additional First Lien Obligations in such cap limitations in a manner that is substantially identical to the treatment hereunder of the First Lien Loan Document Obligations and the First Lien Secured Obligations); and

(iv) in connection with the incurrence of any Additional Second Lien Obligations, the First Lien Representative and the Second Lien Representative shall enter (and are hereby authorized to enter without the consent of any other Secured Party), at the written request and expense of the Borrower, into such amendments or other modifications or supplements of this Agreement as are reasonably necessary or appropriate to add an Additional Second Lien Obligations Representative as a party hereto, to provide such Additional Second Lien Obligations Representative and the other holders of such Additional Second Lien Obligations rights and obligations substantially similar to those of the Second Lien Representative and the other Second Lien Secured Parties (subject, with respect to the exercise of remedies and certain other rights set forth herein, to the allocation of control between the Second Lien Secured Parties and the holders of such Additional Second Lien Obligations in the manner agreed by them) and otherwise to treat such Additional Second Lien Obligations and any Liens on any assets of the Borrower or any Subsidiary securing such Additional Second Lien Obligations in a manner that reflects the status thereof as Additional Second Lien Obligations secured on a basis, and Liens that are, junior to the First Priority Liens and the Liens securing any Additional First Lien Obligations (and in connection therewith to provide for technical modifications to this Agreement to facilitate the foregoing).

(c) Notwithstanding the terms of Section 10.05(b), in the event that the Second Lien Representative has not commenced the actions contemplated by Section 10.05(b)(ii) or 10.05(b)(iii) in connection with any permitted Refinancing of the First Lien Secured Obligations or the incurrence of any Additional First Lien Obligations, as applicable, within 10 Business Days after the delivery by the Borrower to the Second Lien Representative of a written request to do so, then, unless the Second Lien Representative has provided written notice to the Borrower and the First Lien Representative within such 10 Business Day period setting forth in reasonable detail the basis for its determination that it is not required to take such action in accordance with Section 10.05(b)(ii) or 10.05(b)(iii), as applicable, the First Lien Representative, without the consent of the Second Lien Representative, is authorized to amend or otherwise modify this Agreement in the manner set forth in Section 10.05(b)(ii) or 10.05(b)(iii), as applicable; provided that such Refinancing or Additional First Lien Obligations, as applicable (and any Liens relating thereto), are permitted under the Second Lien Loan Documents then extant.

(d) Notwithstanding the terms of Section 10.05(b), in the event that the First Lien Representative does not take the actions contemplated by Section 10.05(b)(ii) or 10.05(b)(iv) in connection with any permitted Refinancing of the Second Lien Secured Obligations or the incurrence of any Additional Second Lien Obligations, as applicable, within 10 Business Days after the delivery by the Borrower to the First Lien Representative of a written request to do so, then, unless the First Lien Representative has provided written notice to the Borrower and the Second Lien Representative within such 10 Business Day period setting forth in reasonable detail the basis for its determination that it is not required to take such action in accordance with Section 10.05(b)(ii) or 10.05(b)(iv), as applicable, the Second Lien Representative, without the consent of the First Lien Representative, is authorized to amend or otherwise modify this Agreement in the manner set forth in Section 10.05(b)(ii) or 10.05(b)(iv), as applicable; provided that such Refinancing or Additional Second Lien Obligations, as applicable (and any Liens relating thereto), are permitted under the First Lien Loan Documents then extant.

SECTION 10.06. Subrogation. The Second Lien Representative, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Secured Obligations has occurred; provided, however, that, as between the Borrower and the other Grantors, on the one hand, and the Second Lien Secured Parties, on the other hand, any such payment that is paid over to the First Lien Representative pursuant to this Agreement shall be deemed not to reduce any of the Second Lien Secured Obligations unless and until the Discharge of First Lien Secured Obligations shall have occurred and the First Lien Representative delivers any such payment to the Second Lien Representative.

SECTION 10.07. APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVERS. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(b) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO OR ANY OTHER SECURED PARTY OR GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH REPRESENTATIVE, FOR ITSELF AND ITS RELATED SECURED PARTIES AND ITS AND THEIR PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS, (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.01, (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT AND ITS PROPERTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT AND (V) AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH REPRESENTATIVE, FOR ITSELF AND ITS RELATED SECURED PARTIES AND ITS AND THEIR PROPERTIES, IRREVOCABLY AGREES THAT THE ONLY NECESSARY PARTIES TO ANY AND ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE THE PARTIES HERETO, EXCEPT WHERE IN ANY SUCH JUDICIAL PROCEEDING RELIEF (INCLUDING INJUNCTIVE RELIEF OR THE RECOVERY OF MONEY) IS BEING SOUGHT DIRECTLY AGAINST OR FROM A PERSON THAT IS NOT A PARTY. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND CONSISTENT WITH THE PROVISIONS OF SECTIONS 10.13, NONE OF THE FIRST LIEN SECURED PARTIES (OTHER THAN THE FIRST LIEN REPRESENTATIVE) OR THE SECOND LIEN SECURED PARTIES (OTHER THAN THE SECOND LIEN REPRESENTATIVE) SHALL BE NECESSARY OR OTHERWISE APPROPRIATE PARTIES TO ANY SUCH JUDICIAL PROCEEDINGS, UNLESS IN SUCH JUDICIAL PROCEEDING SUMS ARE BEING SOUGHT TO BE RECOVERED DIRECTLY FROM SUCH PERSONS, INCLUDING PURSUANT TO SECTION 4.02, OR THE PROVISIONS OF THIS AGREEMENT ARE SOUGHT TO BE ENFORCED DIRECTLY AGAINST SUCH PERSONS.

SECTION 10.08. WAIVER OF JURY TRIAL. EACH REPRESENTATIVE, FOR ITSELF AND ON BEHALF OF ITS RELATED SECURED PARTIES, HEREBY WAIVES ITS AND THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH REPRESENTATIVE, FOR ITSELF AND ON BEHALF OF ITS RELATED SECURED PARTIES, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT AND THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH REPRESENTATIVE, FOR ITSELF AND ON BEHALF OF ITS RELATED SECURED PARTIES, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10.08 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 10.09. Parties in Interest. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First Lien Secured Parties and Second Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. Other than with respect to Sections 7.02, 10.05(b), 10.05(c), and 10.05(d), which shall also inure to the benefit of the Borrower, no other Person, including any trustee, debtor-in-possession, creditor trust or other representative of an estate or creditor of any Grantor (including where such estate or creditor representative is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding), shall have or be entitled to assert rights or benefits hereunder.

(b) If either the First Lien Representative or the Second Lien Representative resigns or is replaced pursuant to the First Lien Loan Documents or the Second Lien Loan Documents, as applicable, its successor will be party to this Agreement with all the rights, and subject to all the obligations of the predecessor First Lien Representative or the Second Lien Representative, as applicable, of this Agreement.

SECTION 10.10. Specific Performance. Each Representative may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties. No bond shall be required as a condition to the specific performance by any Secured Parties.

SECTION 10.11. Headings. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10.03. Delivery of an executed signature page to this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10.13. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties, on the other hand. Except as expressly provided in Section 10.09(a), none of the Borrower or any other Grantor or any other creditor thereof shall have any rights or obligations, and none of the Borrower, any other Grantor or any Guarantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Lien Secured Obligations and the Second Lien Secured Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 10.14. Intercreditor Agreement Acknowledgement. Reference is made to the Intercreditor Agreement Acknowledgement, substantially in the form of Annex II hereto, executed and delivered in respect of this Agreement (a) on the date hereof by the Borrower and each other Grantor that is a Grantor on the date hereof and (b) after the date hereof, pursuant to the terms of the Credit Agreements, by each Subsidiary that becomes a Grantor after the date hereof.

SECTION 10.15. Dealings with Borrower, Grantors and Guarantors. Upon any application, demand or request by the Borrower or any other Grantors or Guarantors to any Representative to take or permit any action under any of the provisions of this Agreement or under any Security Document (if such action is subject to the provisions hereof), the Borrower or such other Grantor or Guarantor, as appropriate, shall furnish to such Representative a certificate of an authorized officer (an “Officer’s Certificate”) stating that all conditions precedent, if any provided for in this Agreement or such Security Document, as the case may be, relating to the proposed action have been complied with, except that in the case of any such application, demand or request as to which the furnishing of such document is specifically required by any provisions of this Agreement or any Security Document relating to such particular application, demand or request, no additional certificate or opinion need be furnished.

SECTION 10.16. Agents and Representatives. It is understood and agree that (a) the First Lien Representative is entering into this Agreement in its capacity as administrative agent and collateral agent under the First Lien Credit Agreement and the provisions of Section 9 of the First Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the First Lien Representative hereunder and (b) the Second Lien Representative is entering into this Agreement in its capacity as administrative agent and collateral agent under the Second Lien Credit Agreement and the provisions of Section 9 of the Second Lien Credit Agreement applicable to the Agents (as defined therein) thereunder shall also apply to the Second Lien Representative hereunder.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Lien Representative,
By	/s/ Jamie Roseberg
Name: Jamie Roseberg Title: Banking Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second Lien Representative,
By	/s/ Jamie Roseberg
Name: Jamie Roseberg Title: Banking Officer

[Signature Page to Fusion Intercreditor Agreement]

INTERCREDITOR AGREEMENT ACKNOWLEDGEMENT

Reference is made to the Intercreditor Agreement dated as of May 4, 2018 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Wilmington Trust, National Association, as First Lien Representative, Wilmington Trust, National Association, as Second Lien Representative, each Additional First Lien Obligations Representative that may become a party thereto and each Additional Second Lien Obligations Representative that may become a party thereto. Capitalized terms used but not defined herein have the meanings assigned thereto in the Intercreditor Agreement.

1.           Acknowledgements and Agreements. Each of Fusion Connect, Inc., a Delaware corporation (the “Borrower”), and each of the undersigned Subsidiaries of the Borrower (together with the Borrower, collectively, the “Grantors”) acknowledges that it has received a copy of the Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the First Lien Representative, the other First Lien Secured Parties, the Second Lien Representative and the other Second Lien Secured Parties, and agrees that it will not do any act or perform any obligation that is not in accordance with the agreements set forth in the Intercreditor Agreement. Each Grantor further acknowledges and agrees that (i) as between the Grantors and the First Lien Representative and the other First Lien Secured Parties, the First Lien Loan Documents remain in full force and effect as written and are in no way modified by the Intercreditor Agreement and nothing in the Intercreditor Agreement shall impair the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the First Lien Loan Documents, (ii) as between the Grantors and the Second Lien Representative and the other Second Lien Secured Parties, the Second Lien Loan Documents remain in full force and effect as written and are in no way modified by the Intercreditor Agreement and nothing in the Intercreditor Agreement shall impair the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the Second Lien Loan Documents, (iii) except as expressly provided in Section 10.09(a) of the Intercreditor Agreement, no Grantor is a beneficiary or third party beneficiary of the Intercreditor Agreement and (iv) except as expressly provided in Section 10.09(a) of the Intercreditor Agreement, no Grantor has any rights under the Intercreditor Agreement, no Grantor may assert or enforce any rights or benefits under the Intercreditor Agreement, and no Grantor may rely on the terms of the Intercreditor Agreement.

2.           Notices. Notices and other communications to the Borrower or any other Grantor hereunder and under the Intercreditor Agreement shall be in writing and shall be delivered by hand or overnight courier service, or mailed by certified or registered mail to it at (or to it in c/o) Fusion Connect, Inc., 420 Lexington Avenue, Suite 1718, New York, New York 10170, Attention: James P. Prenetta, Jr., Executive Vice President and General Counsel.

All notices and other communications given to the Borrower or any other Grantor in accordance with the provisions hereof sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient.

3.           Counterparts. This Acknowledgement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Acknowledgement by facsimile transmission or in electronic format (i.e., “pdf” or “tif”) shall be as effective as delivery of a manually signed counterpart of this Acknowledgement.

4.           Additional Subsidiaries. Pursuant to the Credit Agreements, certain Subsidiaries not party hereto on the date hereof may be required to enter into this Acknowledgement. Upon execution and delivery to the Representatives after the date hereof by any Subsidiary of a counterpart signature page hereto, such Subsidiary shall become a party hereto with the same force and effect as if originally named as such herein. The execution and delivery of such a counterpart signature page shall not require the consent of any party hereto. The rights and obligations under this Acknowledgement of each other party hereto shall remain in full force and effect notwithstanding the addition of any new Subsidiary as a party to this Acknowledgement.

5.           APPLICABLE LAW. THIS ACKNOWLEDGEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

6.           Credit Document. This Acknowledgement shall constitute a First Lien Loan Document and a Second Lien Loan Document.

7.           Miscellaneous. The provisions of Sections 10.07(b), 10.07(c) and 10.08 of the Intercreditor Agreement will apply with like effect to this Acknowledgement, mutatis mutandis, as though the references therein to each party thereto or each Representative refer instead to each Grantor. The First Lien Representative, the other First Lien Secured Parties, the Second Lien Representative and the other Second Lien Secured Parties are the intended beneficiaries of this Acknowledgement.

[Signature pages follow.]

ACKNOWLEDGED AS OF THE DATE FIRST WRITTEN ABOVE:

FUSION CONNECT, INC.,
FUSION NBS ACQUISITION CORP.,
FUSION LLC,FUSION BCHI ACQUISITION LLC,
BIRCH COMMUNICATIONS, LLC,
CBEYOND, INC.,
CBEYOND COMMUNICATIONS, LLC,
BIRCH MANAGEMENT LLC,
BIRCH TELECOM, LLC,
BIRCH TEXAS HOLDINGS, INC.,
BIRCH TELECOM OF KANSAS, LLC,
BIRCH TELECOM OF OKLAHOMA, LLC,
BIRCH TELECOM OF MISSOURI, LLC,
BIRCH TELECOM OF TEXAS LTD., L.L.P.,
BIRCAN HOLDINGS, LLC,
PRIMUS HOLDINGS, INC.,
FUSION MPHC ACQUISITION CORP.,

by
/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr. Title: Executive Vice President and General Counsel

[Signature Page to Acknowledgment to Fusion Intercreditor Agreement]

ANNEX I

Provision for the Second Lien Security Documents

“Reference is made to the Intercreditor Agreement dated as of May 4, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Wilmington Trust, National Association, as First Lien Representative (as defined therein), Wilmington Trust, National Association, as Second Lien Representative (as defined therein), each Additional First Lien Obligations Representative (as defined therein) that may become a party thereto and each Additional Second Lien Obligations Representative (as defined therein) that may become a party thereto. Notwithstanding anything herein to the contrary, the lien and security interest granted to the [Collateral Agent], for the benefit of the [Secured Parties], pursuant to this Agreement and the exercise of any right or remedy by the [Collateral Agent] and the other [Secured Parties] hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control.”